united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

Item 1. Reports to Stockholders.

Balter Discretionary Global Macro Fund

Institutional Class

[BGMIX]

Investor Class

[BGMVX]

Balter European L/S Small Cap Fund

Institutional Class

[BESMX]

Investor Class

[BESRX]

Balter Event Driven Fund

Institutional Class

[BEVIX]

Investor Class

[BEVRX]

Balter L/S Small Cap Equity Fund

Institutional Class

[BEQIX]

Annual Report

October 31, 2016

1-844-322-8112

www.balterliquidalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The Balter Discretionary Global Macro Fund institutional share class returned -2.43% for the 12 month period ending October 31, 2016 compared to 2.05% for the MSCI All Country World Index (ACWI), 5.59% for the Barclays Global Aggregate Bond Index, and +0.54% for 3-Month Libor. The Fund was able to minimize losses in what was a difficult environment for discretionary global macro investing.

Commodities were the primary detractor to performance over the last 12 months, most notably a short position in oil. The portfolio managers believe that oil was due to move lower due weak demand and oversupply. The trade moved back and forth between negative and positive attribution over the last 12 months. Their intention is to continue trading around volatility in the commodity.

Currencies were a detractor to performance during over the last 12 months. One of the biggest setbacks came from a long position in the Pound put in place as a result of a belief that the UK would vote to remain as part of the European Union. This position was quickly removed once the Portfolio Managers got indication that a vote to leave the EU was more likely.

The portfolio managers traded U.S. Interest Rates both long and short over the course of the last 12 months generating a small loss for the portfolio. The Fund has been short Interest Rates most recently due to concerns over rising inflation and the potential coming interest rate hikes from the Fed. If these factors playout as they anticipate they believe that the market will be net sellers of U.S. Treasuries which will push prices lower.

Looking forward we continue to believe that the divergence in central bank policy around the world and the prospect of fiscal stimulus will create attractive long and short opportunities for the Fund. In a market environment with historically low interest rates and elevated equity valuations, we feel that the Fund offers a compelling alternative to owning either fixed income securities or global equities.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

Dear Shareholder,

The Balter European L/S Small Cap Fund institutional share class returned -8.70% for the 12 month period ending October 31, 2016 compared to -3.99% for the MSCI Europe Small Cap Index and -2.02% for the Morningstar Long/Short Category. During this period the averaged 67.7% long and -25.2% short for an average net exposure of 42.5%. Both long and short portfolio generated excess returns for the period. The long portfolio contributed 679 basis point on a gross basis, outperforming the Russell 2000 Index and the short portfolio returned -0.58% outperforming the inverse of the Russell 2000 Index. We feel that strong security selection during the period helped the Fund outperform is long/short equity peers more than 500 basis points over the last 12 months.

Performance was negatively impacted in January and in June. In the former case, Investors were paralyzed by fears of a fatal collapse in Chinese economic activity and a falling oil price. In such a macro-driven it was unsurprising that our fundamentals-driven, stock-picking approach struggled. June was the month of Brexit. It would be over-simplistic to say that we were wrong-footed by the vote. We did not change the shape of the Fund meaningfully as a “bet” on the result. We had been talking to our companies for 18 months about the vote and remain as convinced on their outlooks now as we did before the referendum.

Notable winners in the long book include; Siltronic (+66%), a German Silicon Wafer Manufacturer, Raysearch (+64%), a software provider for oncology clinics and CAF, a Spanish manufacturer of Parts for trains (+63%). In the short book, Viscofan, the Spanish-listed leading supplier of sausage skins, made a meaningfully positive contributions. We were negatively impacted by long positions, amongst others, in Carpetright, a UK retailer of carpets (-36%) and in Telecolumbus, a German cable and telephony player (-24%).

Looking forward, we are filled with huge optimism. Since June 23rd we have observed two very important phenomena. We believe stock-picking has started to be rewarded as investors start top focus on the fundamentals of companies rather than trading simply on a risk-on/risk-off basis. We also sense a change in the shape of the market: Focus is moving from staple, growth companies to more cyclical and domestic names; we feel that this may be fantastic for small cap stocks.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

Dear Shareholder,

The Balter Event Driven Fund institutional share class returned -8.33% for the 12 month period ending October 31, 2016 compared to 4.51% for the S&P 500 Index and 10.14% for the Barclays US Corporate High Yield Index. The period was a challenging one for Event Driven as seen from the -1.49% return for Credit Suisse Multi-Strategy Event Driven Index. During this period the averaged 67.7% long and -25.2% short for an average net exposure of 42.5%. Both long and short portfolio generated excess returns for the period. The long portfolio contributed 679 basis point on a gross basis, outperforming the Russell 2000 Index and the short portfolio returned -0.58% outperforming the inverse of the Russell 2000 Index. We feel strong security selection during the period helped the Fund outperform is long/short equity peers more than 500 basis points over the last 12 months.

For the past one year through the month ended October 31, 2016, the Fund has been operating in confused and concerned markets, a function of its participants and their lack of comfort with no roadmap for the trip ahead. In this period of time we witnessed massive volatility in commodity prices, the perpetual postponement of the “imminent” rate hike by the Federal Reserve and gyrations caused in markets second-guessing the meaning of delays in rate hikes, the implications for US Capital Expenditures given the energy sector’s historic expenditures (with low-priced oil), the failure of the US consumer to spend this “energy windfall” from cheap gas prices, and toppy equity valuations given company growth targets. Full valuations put a premium on companies that were growing revenues and beating quarterly numbers. Those that did not were punished more that the benefits reaped by outperformers. Tangential to, but directly impacting markets and the Funds’ successful functioning within them, was a political climate worldwide, also without a roadmap. In Europe, despite prognosticators beliefs otherwise, the United Kingdom voted for BREXIT and leaving the EU, seemingly contra to economic best interests. In the US, a divisive presidential campaign between two unpopular candidates was winding down with markets confident in a win by the insider and a “steady as she goes” road map for future markets (the political outsider won). In a low risk-free rate environment (the US 10 year Treasury was approximately 1.60% for most of this period), actively managed hedge fund products underperformed and, therefore, their fees were under attack. As investors redeemed hedge funds, redemptions hastened selling and selling begot particularly poor performance among investments perceived to be “crowded” hedge fund names.

Within the Fund specifically, performance was hampered by markets’ dismissal of longer-held manager theses, such as consolidation in the cyber-security space: positions in FireEye (“FEYE”) and others, traded down during the period with consistent earnings disappointments and little consolidation among public players in the sector within the period. We also missed with Fund theme: heightened ad revenues among television stations in an election year: a position in Gray Television (“GTN”) was the Fund’s worse performer, as a sea-change has occurred in the television ad revenues model, particularly around election-year ad spending. What worked was opportunistic trading of core positions. Winner’s were tinkered with and managed dynamically. The Fund’s largest winner, Yahoo Equity and Options (“YHOO”) with an Alibaba (“BABA”) short, was actively traded and modified during the period, a function of target pricing and probability weightings as they might change due to news, facts and circumstances. Increases or decreases in positions sizes prior to earnings announcements, predicated on heightened conviction around the outcome derived often from “A” Actor’s Assessment (as part of manager’s BRACE

Methodology), enhanced the profitability of positions in Paypal (“PYPL”) and Shutterfly (“SFLY”) during the period.

In such a time and place, the Fund benefits from agnosticism as part of its Event-Driven mandate: indifferent directionally (long or short), among securities (equities, options, fixed income) and among the myriad, plausibly catalysts that can unlock value. Further, the Fund’s dynamism often met the market issue and concern with action and direction during the period (such as avoiding crowded trades, opportunistically buying favorite positions in Europe post-BREXIT), although none of our active management of portfolio produced returns satisfactory to us. Despite the Fund’s flexible mandate and portfolio construction dynamism, the Fund’s portfolio and returns were buffeted by all the market considerations above. We suggest that this trip, this investment environment without a roadmap, is particularly what we are good at, what the Fund is poised to exploit. As we discuss the 12 month period passed, this observance, note that the Fund has 96 observances as of this writing. This is a snippet of time. We are engaged and confident, with a portfolio embedded with plausible near-term catalysts poised to reprice securities and create value.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

Dear Shareholder,

The Balter L/S Small Cap Equity Fund institutional share class returned 2.88% for the 12 month period ending October 31, 2016 compared to 4.11% for the Russell 2000 Index and -2.02% for the Morningstar Long/Short Category. During this period the averaged 67.7% long and -25.2% short for an average net exposure of 42.5%. Both the long and short portfolio generated excess returns for the period. The long portfolio contributed 679 basis point on a gross basis, outperforming the Russell 2000 Index and the short portfolio returned -0.97% outperforming the inverse of the Russell 2000 Index. We feel strong security selection during the period helped the Fund outperform is long/short equity peers more than 500 basis points over the last 12 months.

Consumer Discretionary was the best performing sector for the portfolio during the period, contributing 233 basis points on a gross basis, while averaging 11% of fund assets. The biggest contributor within the sector was Thor Industries, Inc., a recreational vehicle manufacture in the United States. The stock appreciated more than 60% during the period driven by their acquisition of Jayco Corporation, a close competitor of theirs. Information Technology was the second strongest sector adding 202 basis points to attribution on a gross basis. Incontact Inc. (SAAS), a provider of cloud contact center software solutions, jumped 50% early in the month after NICE systems announced that they would be acquiring the business for a 55% premium.

Energy was the only sector that materially detracted from performance during the period, costing the Fund -0.89% on a gross basis and averaging 1.08% of Fund assets. A short position in US Silica, a domestic producer of commercial silica (a type of sand used for fracking), rallied 147% during the period, costing the fund 32 basis points on a gross basis. The position size was small, averaging -0.33%.

Looking forward we think the prospects for long/short investing in small-cap equities remains as promising as ever. We’ve chosen to focus the fund on small-cap equities not because of the beta inherent in the asset class but rather the alpha. Given this focus the fund is naturally capacity constrained. We are more than happy to forego scale for the prospect of superior returns.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contains this and other important information about the investment company, and it may be obtained by calling 1-855-854-7258, or visiting www.balterliquidalts.com. Read them carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in the securities of small and medium sized companies. Small and medium company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. These risks are enhanced in emerging markets.

Past performance is not a guarantee of future results. Short-term performance, in particular, is no indication of the fund’s future performance, and an investment should not be made solely on returns.

It is not possible to invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and capital gains, and is a registered trademark of the Standard & Poor’s Corporation.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 1,003 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Credit Suisse Event Driven Multi-Strategy Hedge Fund Index is a subset of the Credit Suisse Hedge Fund Index that measures the aggregate performance of dedicated short bias funds.

Alpha is defined as a measure of performance on a risk-adjusted basis.

A long (or long position) is the buying of a security such as a stock, commodity or currency with the expectation the asset will rise in value.

A short, or short position, is a directional trading or investment strategy where the investor sells shares of borrowed stock in the open market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Read more: Beta Definition | Investopedia http://www.investopedia.com/terms/b/beta.asp#ixzz4SumOMdXg Follow us: Investopedia on Facebook

Morningstar Long/Short Category Average represents an average of all the funds in the Morningstar Long/Short category.

As of 10/31/16, Balter Discretionary Global Macro Fund does not hold a position in the U.K. pound.

As of 10/31/16, Thor Industries, Inc. represented 1.45% of assets on the long side, Jayco Corporation represented 0% of assets, Incontact Inc. (SAAS) represented 0.21% of assets on the long side and US Silica represented 0.18% of assets on the short side in the Balter L/S Small Cap Equity Fund.

As of 10/31/16, Silintronic represented 3.52% of assets on the long side, Raysearch represented 4.17% of assets on the long side, Telecolumbus represented 2.22% of assets on the long side, and Viscofan represented 1.27% of assets on the short side in the Balter European L/S Small Cap Fund.

As of 10/31/16, FireEye represented 1.91% of assets on the long side and 0.13% of assets on the short side, Gray Televison represented 1.80% of assets on the long side, Yahoo and Alibaba represented 0% of assets, Paypal represented 0.01% of the assets on the long side and Shutterfly represented 2.37% of assets on the long side in the Balter Event-Driven Fund.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Balter Long/Short Equity Fund, Balter Discretionary Global Macro Fund, Balter European L/S Small Cap Fund, and Balter Event-Drive Fund are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC, and Balter Liquid Alternatives LLC is the Investment Adviser. Balter Liquid Alternatives, LLC is not affiliated with Northern Lights Distributors, LLC. NLD Review Code 6811-NLD-12/15/2016.

Balter Discretionary Global Macro Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The fund’s performance figures* for the periods ended October 31, 2016, compared to its benchmarks:

	Annualized	Annualized
	One Year	Since Inception **
Balter Discretionary Global Macro Fund Investor Class	(2.63)%	(1.58)%
Balter Discretionary Global Macro Fund Institutional Class	(2.43)%	(1.43)%
Barclays Global Aggregate Bond Index (a)	5.59%	4.55%
MSCI All Country World Index (b)	2.05%	(2.34)%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2016 is 2.14% and 2.44% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is May 28, 2015.

(a)	The Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Type (1)	% of Net Assets
Money Market Funds	71.1%
Common Stock	1.0%
Other Assets Less Liabilities	27.9%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter European L/S Small Cap Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The fund’s performance figures* for the period ended October 31, 2016, compared to its benchmark:

	Annualized	Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception **	Since Inception ***
Balter European L/S Small Cap Fund Investor Class	N/A	N/A	(7.30)%	N/A
Balter European L/S Small Cap Fund Institutional Class	(8.70)%	6.32%	N/A	8.60%
MSCI Europe Small Cap Index (a)	(3.99)%	10.11%	(4.83)%	3.00%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 31, 2015, and amended January 7, 2016 is 2.62% and 2.92% for the Institutional Class and Investor Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 30, 2015.

***	Inception date is October 31, 2007. Performance data for Institutional Class shares includes the Fund’s predecessor hedge fund.

(a)	The MSCI Europe Small Cap Index captures small cap representation across the 15 Developed Markets countries in Europe. With 918 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in the European equity universe. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Type (1)	% of Net Assets
Money Market Fund	51.1%
Common Stock	7.7%
Warrants	0.0%
Other Assets Less Liabilities	41.2%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Event-Driven Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The fund’s performance figures* for the periods ended October 31, 2016, compared to its benchmarks:

	Annualized	Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception **	Since Inception ***
Balter Event-Driven Fund Investor Class	N/A	N/A	(2.40)%	N/A
Balter Event-Driven Fund Institutional Class	(8.33)%	5.17%	N/A	5.99%
Barclays U.S. Corporate High Yield Index (a)	10.14%	7.17%	15.93%	8.01%
HFRX Event Driven Index (b)	4.07%	2.58%	7.36%	1.55%
S&P 500 Total Return (c)	4.51%	13.57%	5.25%	12.79%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 29, 2015, and amended January 7, 2016, is 2.43% and 2.73% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 28, 2015

***	Inception date is February 1, 2010. Performance data for Institutional Class shares includes the Fund’s predecessor hedge fund.

(a)	Barclays U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded but, Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes corporate sectors. The corporatesectors are Industrial, Utility, and Finance, encompassing both US and non-US Corporations. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	The HFRX Event Driven Index is designed to be representative of the overall composition of the event driven segment of the hedge fund universe. Event driven managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Money Market Fund	28.9%
Food	8.7%
Pharmaceuticals	7.0%
Beverages	5.1%
Chemicals	5.0%
Commercial Services	4.9%
Internet	4.2%
Retail	3.1%
Media	2.9%
Healthcare - Services	2.5%
Other Assets Less Liabilities	27.7%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter L/S Small Cap Equity Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The fund’s performance figures* for the periods ended October 31, 2016, compared to its benchmarks:

	Annualized	Annualized
	One Year	Since Inception **
Balter L/S Small Cap Equity Fund Institutional Class	2.88%	1.29%
Russell 2000 Total Return (a)	4.11%	2.23%
HFRX Equity Hedge Index (b)	(2.56)%	(0.87)%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2016 is 2.93% for the Institutional Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 31, 2013.

(a)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	The HFRX Equity Hedge Index seeks to replicate equity hedge strategies that maintain positions, both long and short, primarily equity and equity derivative securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Money Market Fund	29.1%
Semiconductors	5.7%
Electronics	5.2%
Commerical Services	4.7%
Healthcare-Products	4.4%
Building Materials	3.9%
Distribution/Wholesale	3.4%
Transportation	3.4%
Software	3.3%
Media	2.9%
Other Assets Less Liabilities	34.0%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Discretionary Global Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMON STOCK - 1.0%
	BANKS - 0.0%
26,000	National Bank of Greece SA *	$5,348

	ELECTRONICS - 0.4%
21,750	Corning, Inc.	493,943

	MACHINERY-DIVERSIFIED - 0.6%
3,772	FANUC Corp.	697,045

	TOTAL COMMON STOCK (Cost $1,329,443)	1,196,336
Contracts
	OPTIONS PURCHASED - 0.5%
	CALL OPTIONS PURCHASED - 0.0%
38	LME Nickel Option ** #	63,674
	Expiration January 2017, Exercise Price $11,000
	(Cost - $63,270)

	PUT OPTIONS PURCHASED - 0.5%
13,690,476	Japan Yen/United States Dollar FX Contract	255,526
	Expiration January 2017, Exercise Price $105
13,690,476	Japan Yen/United States Dollar FX Contract	255,526
	Expiration January 2017, Exercise Price $105
31	S&P500 EMINI Option Dec16 *** #	70,680
	Expiration December 2016 , Exercise Price $2,120
	TOTAL PUT OPTIONS PURCHASED (Cost - $537,169)	581,732

	TOTAL OPTIONS PURCHASED (Cost - $600,439)	645,406
Shares
	SHORT-TERM INVESTMENTS -71.1%
	MONEY MARKET FUNDS - 71.1%
21,177,929	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% ^ + #	21,177,929
293,853	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.30% ^ + #	293,853
21,471,782	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% ^ + #	21,471,782
21,471,782	Invesco STIT-Government & Agency Portfolio, 0.29% ^ + #	21,471,782
21,471,782	Invesco STIT-Treasury Portfolio, 0.22% ^ + #	21,471,782
	TOTAL SHORT-TERM INVESTMENTS (Cost - $85,887,128)	85,887,128

	TOTAL INVESTMENTS - 72.6% (Cost - $87,817,010) (a)	$87,728,870
	CALL OPTIONS WRITTEN - (0.4)% (Proceeds $532,186)	(503,063)
	PUT OPTIONS WRITTEN - (0.3)% (Proceeds $221,439)	(313,364)
	OTHER ASSETS LESS LIABILITIES - 28.1%	33,968,474
	NET ASSETS - 100.0%	$120,880,917
Contracts
	OPTIONS WRITTEN - (0.7)%
	CALL OPTIONS WRITTEN - (0.4)%
13,713,592	Japan Yen/United States Dollar FX Contract	203,469
	Expiration January 2017, Exercise Price $103
13,713,592	Japan Yen/United States Dollar FX Contract	203,469
	Expiration January 2017, Exercise Price $103
29	U.S. Bond Future Option Dec16 **** #	48,031
	Expiration November 2016 , Exercise Price $163
57	U.S. Bond Future Option Dec16, **** #	48,094
	Expiration November 2016, Exercise Price $165
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $532,186)	503,063

	PUT OPTIONS WRITTEN - (0.3)%
38	LME Nickel Option # **	13,623
	Expiration January 2017, Exercise Price $9,000
13,750,000	Japan Yen/United States Dollar FX Contract	60,808
	Expiration January 2017, Exercise Price $110
13,750,000	Japan Yen/United States Dollar FX Contract	60,808
	Expiration January 2017, Exercise Price $110
57	U.S. Bond Future Option Dec16 **** #	178,125
	Expiration November 2016, Exercise Price $165
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $221,439)	313,364

	TOTAL OPTIONS WRITTEN (Proceeds - $753,625)	816,427

*	Non-income producing security.

**	6 shares per contract.

***	50 shares per contract.

****	1000 shares per contract.

^	Money market fund; interest rate reflects effective yield on October 31, 2016.

+	All or a portion of the security is held as collateral for securities sold short and futures contracts.

#	All or a portion of this investment is a holding of the Balter Discretionary Global Macro Offshore Ltd.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $87,029,700 including options, excluding futures and forward currency contracts and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$216,010
Unrealized depreciation	(333,267)
Net unrealized depreciation	$(117,257)

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Number of		Underlying Face	Unrealized
Contracts		Amount at Value	Appreciation/(Depreciation)
	LONG FUTURES CONTRACTS - (0.3)%
371	90Day Euro$ Future Dec 2017 #	91,692,650	(168,775)
371	90Day Euro$ Future Mar 2018 #	91,660,188	(181,900)
38	LME Nickel Jan 2017 #	2,388,300	20,504
	TOTAL LONG FUTURES CONTRACTS	$185,741,138	$(330,171)

	SHORT FUTURES CONTRACTS - 0.7%
371	90Day Euro$ Future Dec 2018 #	91,525,700	251,637
371	90Day Euro$ Future Mar 2019 #	91,493,238	238,375
47	Brent Crude Future Jan 2017 #	2,284,200	105,940
37	Euro-BTP Future Dec 2016 #	5,619,912	75,597
29	Long Gilt Future Dec 2016 #	4,437,803	64,506
31	S&P EMINI Future Dec 2016 #	3,286,000	7,750
29	U.S. Long Bond Future Dec 2016 #	4,718,851	57,219
	TOTAL SHORT FUTURES CONTRACTS	$203,365,704	$801,024

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMON STOCK - 7.7%
	AUTO PARTS & EQUIPMENT - 1.0%
91,139	Autins Group PLC *	$253,143

	BANKS - 0.1%
4,109	Nordax Group AB ^	25,848

	COMMERCIAL SERVICES - 0.1%
3,327	Space2 SpA *	37,565

	COMPUTERS - 2.9%
49,122	Asetek A/S *	238,125
167,407	Sophos Group PLC	472,135
		710,260
	ENERGY-ALTERNATIVE SOURCES - 0.0%
17,173	Mytrah Energy Ltd. *	10,195

	ENGINEERING & CONSTRUCTION - 0.1%
408	Implenia AG ^	27,333

	ENTERTAINMENT - 0.1%
22,019	Sportech PLC *	18,247

	ENVIRONMENTAL CONTROL - 0.0%
29,089	Ironveld PLC *	1,651

	FOREST PRODUCTS & PAPER - 0.0%
7,247	Ence Energia y Celulosa SA ^	15,809

	HEALTHCARE-PRODUCTS - 0.2%
1,726	RaySearch Laboratories AB	38,264

	INSURANCE - 0.1%
238	Euler Hermes Group	20,624

	LODGING - 0.1%
4,097	Dalata Hotel Group PLC ^ *	18,324

	MACHINERY-DIVERSIFIED - 0.1%
1,813	SAES Getters SpA	23,551

	MEDIA - 0.1%
1,943	Atresmedia Corp. de Medios de Comunicacion SA ^	19,979

	MINING - 1.6%
115,459	Kenmare Resources PLC *	406,278

	OIL & GAS - 0.8%
720,000	Lekoil Ltd. *	180,205
27,272	Savannah Petroleum PLC *	9,489
		189,694
	PRIVATE EQUITY - 0.1%
1,281	Mutares AG	18,817

	REAL ESTATE - 0.2%
504	Nexity SA ^	25,273
20,761	Real Estate Investors PLC	14,606
		39,879
	SEMICONDUCTORS - 0.0%
16,215	Nanoco Group PLC *	9,552

	TELECOMMUNICATIONS - 0.1%
2,345	ADVA Optical Networking SE ^ *	18,628

	TOTAL COMMON STOCK (Cost - $1,984,943)	1,903,641

	WARRANTS - 0.0%
10,960	African Petroleum Corp. Ltd., Expiration March 18, 2017, Exercise Price $7.50 NOK * +	—
831	Space2 SpA, Expiration June 22, 2020, Exercise Price $9.50 EUR *	1,184
	TOTAL WARRANTS (Cost - $813)	1,184

	SHORT-TERM INVESTMENT - 51.1%
	MONEY MARKET FUND - 51.1%
12,598,513	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% **	12,598,513
	TOTAL SHORT-TERM INVESTMENT (Cost - $12,598,513)

	TOTAL INVESTMENTS - 58.8% (Cost - $14,584,269) (a)	$14,503,338
	SECURITIES SOLD SHORT - (0.4)% (Proceeds - $102,787)	(109,744)
	OTHER ASSETS LESS LIABILITIES - 41.6%	10,260,827
	NET ASSETS - 100.0%	$24,654,421

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	SECURITIES SOLD SHORT - (0.4)%
	AUTO PARTS & EQUIPMENT - (0.1)%
407	Brembo SpA	$25,119

	HOME FURNISHINGS - (0.0)%
1,154	Bang & Olufsen A/S	12,754

	MISCELLANEOUS MANUFACTURING - (0.1)%
434	Wartsila OYJ Abp	18,745

	SEMICONDUCTORS - (0.1)%
357	Melexis NV	23,367
2,600	Nordic Semiconductor ASA	10,398
		33,765
	TRANSPORTATION - (0.1)%
149	Panalpina Welttransport Holding AG	19,361

	TOTAL SECURITIES SOLD SHORT (Proceeds - $102,787)	109,744

PLC - Public Limited Company

*	Non-income producing security.

^	All or a portion of these securities are held as collateral for securities sold short.

+	The security is illiquid; total illiquid securities represent 0.00% of net assets.

**	Money market fund; interest rate reflects effective yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,481,482 including securities sold short and excluding swaps and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$85,403
Unrealized depreciation	(173,291)
Net unrealized depreciation	$(87,888)

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

							Unrealized
		Currency	Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Security	Type	Contracts	Amount	Received/(Paid)	Date	(Depreciation)
	LONG TOTAL RETURN SWAP CONTRACTS - (0.5)%
Goldman Sachs International	Adva AG NPV	EUR	71,732	$570,269	0.228%	9/30/2026	$(55,357)
Goldman Sachs International	AMG Advanced Metallurgical Group NV	EUR	18,610	338,516	0.228%	10/14/2026	(918)
Goldman Sachs International	Consti Yhtiot Oy	EUR	32,230	472,170	0.228%	9/30/2026	12,366
Goldman Sachs International	Allgemeine Baugesllschaft	EUR	17,357	541,538	0.228%	9/30/2026	28,921
Goldman Sachs International	Construcciones Y Auxiliar Ferrocarriles	EUR	761	266,731	0.228%	10/1/2026	(6,006)
Goldman Sachs International	Conviviality Retail PLC	GBP	229,458	465,800	0.865%	9/30/2026	5,603
Goldman Sachs International	Credito Emiliano SPA	EUR	100,306	530,619	0.228%	9/30/2026	(17,593)
Goldman Sachs International	D’Amico International Shipping	EUR	670,850	222,757	0.228%	9/30/2026	(14,746)
Goldman Sachs International	Dairy Crest Group PLC	GBP	86,043	518,839	0.865%	9/30/2026	7,354
Goldman Sachs International	Dignity PLC	GBP	14,129	376,820	0.865%	9/30/2026	(2,415)
Goldman Sachs International	Evotec Biosystems AG	EUR	90,283	455,929	0.228%	10/9/2026	(4,850)
Goldman Sachs International	Fagron	EUR	51,732	504,904	0.228%	9/30/2026	(42,985)
Goldman Sachs International	Fila SPA	EUR	51,074	679,284	2.128%	9/30/2026	2,799
Goldman Sachs International	Ip Group PLC	GBP	187,905	289,374	0.865%	9/30/2026	(8,029)
Goldman Sachs International	Ironveld PLC	GBP	1,133,795	55,329	0.865%	9/30/2026	(3,184)
Goldman Sachs International	Inter Parfums	EUR	23,566	613,187	0.228%	9/30/2026	2,842
Goldman Sachs International	Intertrust NV	EUR	23,192	453,751	0.228%	10/21/2026	(8,771)
Goldman Sachs International	Magforce AG	EUR	33,424	143,456	0.228%	9/30/2026	(1,804)
Goldman Sachs International	Manz AG	EUR	15,768	532,643	0.228%	9/30/2026	(9,766)
Goldman Sachs International	Mutares AG	EUR	30,833	427,037	2.128%	9/30/2026	(15,210)
Goldman Sachs International	Mytrah Energy Ltd.	GBP	300,000	148,500	0.865%	9/30/2026	(3,205)
Goldman Sachs International	Nanoco Group PLC	GBP	536,762	257,646	0.865%	9/30/2026	1,638
Goldman Sachs International	Nexity	EUR	15,854	737,290	0.228%	9/30/2026	(13,208)
Goldman Sachs International	Nordax Group	SEK	124,801	6,770,454	0.018%	9/30/2026	34,584
Goldman Sachs International	Opera Software ASA	NOK	61,358	3,735,199	1.540%	11/4/2026	(19,523)
Goldman Sachs International	Raysearch Laboratories	SEK	44,305	8,705,933	0.018%	9/30/2026	17,189
Goldman Sachs International	Real Estate Investors PLC	GBP	498,939	284,395	0.865%	9/30/2026	3,807
Goldman Sachs International	Rosenbauer International AG	EUR	8,805	465,256	0.228%	9/30/2026	4,440
Goldman Sachs International	Saes Getters SPA	EUR	49,755	625,420	0.228%	9/30/2026	(39,270)
Goldman Sachs International	Savannah Petroleum PLC	GBP	505,000	143,925	0.865%	9/30/2026	—
Goldman Sachs International	Shanks Group PLC	GBP	350,901	335,110	0.865%	9/30/2026	(25,705)
Goldman Sachs International	Shanks Group PLC - Rights	GBP	131,587	50,990	0.865%	9/30/2026	(11,648)
Goldman Sachs International	Siltronic AG	EUR	24,248	661,243	0.228%	9/30/2026	146,194
Goldman Sachs International	Sogefi SPA	EUR	290,704	587,222	0.228%	9/30/2026	22,307
Goldman Sachs International	Sogefi SPA	EUR	57,087	116,576	0.228%	9/30/2026	2,999
Goldman Sachs International	Space2 S.P.A.	EUR	76,000	771,400	0.228%	9/30/2026	12,497
Goldman Sachs International	Spectrum ASA	NOK	159,411	4,272,215	1.520%	9/30/2026	(15,455)
Goldman Sachs International	Sportech PLC	GBP	488,100	341,670	0.865%	9/30/2026	(12,664)
Goldman Sachs International	Suess Microtec AG	EUR	74,738	482,060	0.228%	9/30/2026	(5,735)
Goldman Sachs International	Tarkett SA	EUR	15,172	533,675	0.228%	9/30/2026	(45,404)
Goldman Sachs International	Tele Columbus AG	EUR	69,649	501,821	0.228%	9/30/2026	—
Goldman Sachs International	TKH Group	EUR	13,003	466,158	0.228%	9/30/2026	(10,976)
Goldman Sachs International	Vallourec SA	EUR	182,317	853,061	0.228%	9/30/2026	(40,571)
				$40,306,172			$(129,458)

	SHORT TOTAL RETURN SWAP CONTRACTS - 0.2%
Goldman Sachs International	Bang & Olufsen Holding	DKK	48,455	$3,682,580	(10.619)%	9/30/2026	$7,140
Goldman Sachs International	Brembo ITL	EUR	6,801	370,314	(0.832)%	9/30/2026	(13,792)
Goldman Sachs International	Bucher Holding AG	CHF	1,450	347,275	(1.016)%	9/30/2026	28,739
Goldman Sachs International	Davide Compari-Milano SPA	EUR	36,223	334,793	(0.832)%	9/30/2026	2,582
Goldman Sachs International	Debenhams PLC	GBP	1,368,491	734,880	(0.300)%	9/30/2026	—
Goldman Sachs International	FLS Industries SER Class B	DKK	7,367	1,878,585	(6.119)%	10/9/2026	9,553
Goldman Sachs International	Fuchs Petrolub AG	EUR	10,066	409,837	(0.832)%	9/30/2026	(110)
Goldman Sachs International	Imi PLC	GBP	6,142	60,727	(0.289)%	10/30/2026	(396)
Goldman Sachs International	Imi PLC	GBP	25,303	249,830	(0.289)%	10/30/2026	(2,054)
Goldman Sachs International	Intertek Group PLC	GBP	7,387	255,147	(0.300)%	9/30/2026	3,247
Goldman Sachs International	Kontron AG	EUR	34,747	104,588	(1.582)%	9/30/2026	(4,723)
Goldman Sachs International	Melexis NPV	EUR	6,145	371,281	(0.832)%	9/30/2026	4,783
Goldman Sachs International	Panalpina Welttransport HGS AG	CHF	3,069	407,563	(1.016)%	9/30/2026	13,345
Goldman Sachs International	Rocket Internet AG	EUR	12,318	243,834	(2.832)%	9/30/2026	(1,148)
Goldman Sachs International	R. Stahl Aktiengesellschaft	EUR	3,092	94,934	(18.582)%	9/30/2026	1,982
Goldman Sachs International	Saras SPA	EUR	256,054	386,129	(0.832)%	9/30/2026	(20,771)
Goldman Sachs International	Stobart Group Ltd.	GBP	143,355	221,125	(0.300)%	9/30/2026	(14,002)
Goldman Sachs International	Telit Communications PLC	GBP	102,683	269,029	(4.550)%	9/30/2026	5,641
Goldman Sachs International	Viscofan Envoltura Celulosacas	EUR	6,669	313,576	(0.832)%	10/1/2026	29,410
Goldman Sachs International	Wartsila	EUR	8,558	334,189	(0.832)%	9/30/2026	(3,283)
				$11,070,216			$46,143

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

NOK - Norwegian Krone

SEK - Swedish Krona

See accompanying notes to financial statements.

Balter Event Driven Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Coupon Rate (%)	Maturity	Value
	BANK DEBT - 0.0%
11,854	Toys R Us *	4.933 **	5/25/2018	$11,241
	TOTAL BANK DEBT (Cost - $9,702)

	COMMON STOCK - 38.9%
	AEROSPACE/DEFENSE - 0.0%
20,586	Point Blank Solutions, Inc. * #			2,470

	BEVERAGES - 5.1%
18,749	Diageo PLC			498,902
7,264	PepsiCo, Inc. +			778,701
				1,277,603
	CHEMICALS - 4.9%
22,927	Clariant AG			379,991
8,133	Dow Chemical Co. +			437,637
1,077	Syngenta AG			430,843
				1,248,471
	COMMERCIAL SERVICES - 4.9%
10,270	Herc Holdings, Inc. * +			309,024
21,966	PayPal Holdings, Inc. * +			915,104
				1,224,128
	COMPUTERS - 0.8%
1,253	Dell Technologies, Inc. - Class V *			61,489
4,765	Fortinet, Inc. *			152,766
				214,255
	FOOD - 5.7%
8,046	General Mills, Inc.			498,691
44,946	SunOpta, Inc. *			298,891
48,697	SUPERVALU, Inc. *			208,910
11,883	Tootsie Roll Industries, Inc. +			421,252
				1,427,744
	INSURANCE - 1.8%
15,131	Assured Guaranty Ltd. +			452,266

	INTERNET - 4.2%
40,436	FireEye, Inc. * +			469,866
11,926	Shutterfly, Inc. * +			584,374
				1,054,240
	MEDIA - 2.9%
49,792	Gray Television, Inc. * +			443,149
36,573	Tele Columbus AG *			288,858
				732,007
	PHARMACEUTICALS - 7.0%
4,555	Allergan PLC * +			951,722
1,673	Bayer AG			165,587
419	Perrigo Co. PLC			34,857
19,392	Pfizer, Inc. +			614,920
				1,767,086
	REIT - 1.5%
45,985	Winthrop Realty Trust * # +			383,515

	SOFTWARE - 0.1%
43,550	CDC Corp. * #			6,968
815,570	Trident Microsystems, Inc. * #			20,389
				27,357

	TOTAL COMMON STOCK (Cost - $9,971,918)			9,811,142

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 9.9%
	CHEMICALS - 0.1%
$575,000	Momentive Performance Materials, Inc. #	11.500	12/1/2016	8,625

	ENTERTAINMENT - 0.4%
207,756	Chukchansi Economic Development Authority - 144A	9.750	5/30/2020	109,072

	FOOD - 3.0%
600,000	J Sainsbury PLC	1.250	11/21/2019	757,666

	HEALTHCARE-SERVICES - 2.5%
708,000	CHS/Community Health Systems, Inc.	8.000	11/15/2019	626,580

	OIL & GAS - 0.8%
441,000	Energy XXI Gulf Coast, Inc. - 144A	11.000	3/15/2020	200,655
31,000	EPL Oil & Gas, Inc.	8.250	2/15/2018	4,108
				204,763
	RETAIL - 3.1%
86,000	Bon-Ton Department Stores, Inc.	10.625	7/15/2017	86,323
500,000	Claire’s Stores, Inc. - 144A	9.000	3/15/2019	255,000
417,000	Gap, Inc.	5.950	4/12/2021	447,684
				789,007

	TOTAL CORPORATE BONDS (Cost - $2,619,161)			2,495,713

See accompanying notes to financial statements.

Balter Event Driven Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	DEBT FUND - 1.3%
12,487	iShares Core US Treasury Bond ETF	$321,790
	TOTAL DEBT FUND (Cost - $322,734)

	EQUITY FUND - 0.5%
3,779	iPath S&P 500 VIX Short-term Futures ETN *	129,015
	TOTAL EQUITY FUND (Cost - $151,279)

Contracts
	OPTIONS PURCHASES - 1.1%
	CALL OPTIONS PURCHASED - 0.3% ***
126	CBOE SPX Volatility Index	17,010
	Expiration November 2016, Exercise Price $19.00
126	CBOE SPX Volatility Index	15,750
	Expiration December 2016, Exercise Price $22.00
69	Humana, Inc.	40,020
	Expiration January 2017, Exercise Price $200.00
	TOTAL CALL OPTIONS PURCHASED (Cost - $71,104)	72,780

	PUT OPTIONS PURCHASED - 0.8% ***
24	Allergan PLC	181,920
	Expiration January 2017, Exercise Price $285.00
84	Assured Guaranty Ltd.	4,158
	Expiration January 2017, Exercise Price $27.00
75	Dow Chemical Co.	3,975
	Expiration November 2016, Exercise Price $52.50
125	PayPal Holdings, Inc.	2,250
	Expiration November 2016, Exercise Price $37.50
	TOTAL PUT OPTIONS PURCHASED (Cost - $104,009)	192,303

	TOTAL OPTIONS PURCHASED (Cost - $175,113)	265,083
Shares
	WARRANT - 0.0%
4	General Motors Co.	55
	TOTAL WARRANT (Cost - $67)

	SHORT-TERM INVESTMENT - 28.9%
	MONEY MARKET FUND - 28.9%
7,285,695	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% + ^	7,285,695
	TOTAL SHORT-TERM INVESTMENT (Cost - $7,285,695)

	TOTAL INVESTMENTS - 80.6% (Cost - $20,535,669) (a)	$20,319,734
	CALL OPTIONS WRITTEN - (0.1)% (Proceeds - $57,070)	(22,015)
	PUT OPTIONS WRITTEN - (0.6)% (Proceeds - $117,029)	(162,715)
	SECURITIES SOLD SHORT - (9.6)% (Proceeds - $2,221,714)	(2,409,127)
	OTHER ASSETS LESS LIABILITIES - 29.7%	7,502,745
	NET ASSETS - 100.0%	$25,228,622

Contracts
	CALL OPTIONS WRITTEN - (0.1)% ***
24	Allergan PLC	300
	Expiration January 2017, Exercise Price $345.00
45	Dow Chemical Co.	1,935
	Expiration November 2016, Exercise Price $55.00
69	Humana, Inc.	13,800
	Expiration January 2017, Exercise Price $220.00
13	Lam Research Corp.	5,980
	Expiration December 2016, Exercise Price $95.00
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $57,070)	22,015

	PUT OPTIONS WRITTEN - (0.6)% ***
24	Allergan PLC	91,320
	Expiration January 2017, Exercise Price $245.00
168	Assured Guaranty Ltd.	2,856
	Expiration January 2017, Exercise Price $23.00
167	FireEye, Inc.	31,229
	Expiration November 2016, Exercise Price $13.00
86	Humana, Inc.	33,540
	Expiration January 2017, Exercise Price $145.00
13	Lam Research Corp.	3,770
	Expiration December 2016, Exercise Price $95.00
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $117,029)	162,715

	TOTAL OPTIONS WRITTEN (Proceeds - $174,099)	184,730

Shares
	SECURITIES SOLD SHORT - (9.6)%
	FOOD - (2.7)%
37,565	Woolworths Ltd.	676,038

	OIL & GAS - (0.4)%
1,547	Helmerich & Payne, Inc.	97,631

	RETAIL - (2.2)%
19,678	Gap, Inc.	542,916

See accompanying notes to financial statements.

Balter Event Driven Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (9.6)%
	SOFTWARE - (0.4)%
1,201	Vmware, Inc. *	$94,399

	EQUITY FUND - (3.9)%
4,173	Industrial Select Sector SPDR Fund	238,737
3,544	iShares Russell 2000 ETF	419,964
1,597	SPDR S&P 500 ETF Trust	339,442
		998,143

	SECURITIES SOLD SHORT (Proceeds - $2,221,714)	2,409,127

CBOE - Chicago Board Options Exchange

ETF - Exchange Traded Fund

ETN - Exchanged Traded Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

**	Variable rate security; the rate shown represents the rate at October 31, 2016.

+	All or a portion of the security is held as collateral for written options and securities sold short.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

***	100 shares per contract.

144A	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of October 31, 2016, these securities amounted to $564,727 or 2.2% of net assets.

^	Money market fund; interest rate reflects effective yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,265,194 including options written and securities sold short and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$815,247
Unrealized depreciation	(1,354,564)
Net unrealized depreciation	$(539,317)

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Value
	COMMODITY FUND - 0.2%
3,180	SPDR Gold Shares ETP	$387,769
	TOTAL COMMODITY FUND (Cost - $391,002)

	COMMON STOCK - 70.6%
	AUTO PARTS & EQUIPMENT - 1.1%
4,705	Autoliv, Inc.	455,350
20,820	Koito Manufacturing Co. Ltd. ^	1,085,727
25,577	Titan International, Inc. ^	260,630
		1,801,707
	BANKS - 1.7%
3,274	BNC Bancorp.	81,523
144,574	CenterState Banks, Inc.	2,700,642
		2,782,165
	BEVERAGES - 0.9%
42,900	MGP Ingredients, Inc. ^	1,510,509

	BIOTECHNOLOGY - 1.3%
7,030	Alexion Pharmaceuticals, Inc. *	917,415
6,360	Dynavax Technologies Corp. * ^	58,830
9,931	Exact Sciences Corp. * ^	154,725
2,240	Hugel, Inc. *	671,462
38,130	NeoGenomics, Inc. * ^	307,328
		2,109,760
	BUILDING MATERIALS - 3.9%
51,664	Armstrong World Industries, Inc. * ^	1,937,400
173,685	NCI Building Systems, Inc. *	2,501,064
51,641	Quanex Building Products Corp.	841,748
20,884	US Concrete, Inc.*	1,042,112
		6,322,324
	CHEMICALS - 1.5%
180,276	Ferro Corp. * ^	2,336,377

	COMMERCIAL SERVICES - 4.7%
2,245	AMERCO ^	723,766
86,090	AMN Healthcare Services, Inc. * ^	2,823,752
89,958	CardConnect Corp. * ^	832,111
25,600	INC Research Holdings, Inc. * ^	1,169,920
56,603	Patriot National, Inc. * ^	358,863
49,921	PFSweb, Inc. * ^	360,430
22,644	Quanta Services, Inc. * ^	651,015
51,250	Travelport Worldwide Ltd.	723,650
		7,643,507
	COMPUTERS - 2.7%
3,240	Apple, Inc. ^	367,870
17,475	CANCOM SE ^	792,296
18,970	Carbonite, Inc. * ^	323,439
9,201	Electronics For Imaging, Inc. * ^	391,319
15,740	Lumentum Holdings, Inc. * ^	528,864
28,203	Mitek Systems, Inc. * ^	190,370
25,801	MTS Systems Corp. ^	1,226,838
36,271	Silver Spring Networks, Inc. * ^	509,970
		4,330,966
	DISTRIBUTION/WHOLESALE - 3.4%
26,590	Anixter International, Inc. *	1,748,292
117,325	LKQ Corp. * ^	3,787,251
		5,535,543
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
19,110	Zenkoku Hosho Co. Ltd. ^	821,975

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
35,130	W-Scope Corp.	628,485

	ELECTRONICS - 5.2%
35,690	Amotech Co. Ltd. *	539,600
30,330	CyberOptics Corp. *	732,469
57,730	Hitachi Maxell Ltd. ^	1,052,034
40,613	OSI Systems, Inc. * ^	2,848,190
15,774	Rogers Corp. *	858,579
153,863	Stoneridge, Inc. *	2,280,250
		8,311,122
	EGINGEERING & CONSTRUCTION - 1.7%
23,708	Dycom Industries, Inc. *	1,823,856
43,675	Primoris Services Corp. ^	874,810
		2,698,666
	ENTERTAINMENT - 0.6%
10,650	Evolution Gaming Group AB * 144A	307,524
66,940	Unibet Group PLC - ADR ^	591,378
		898,902
	ENVIRONMENTAL CONTROL - 2.2%
27,495	Clean Harbors, Inc. *	1,301,063
34,743	Tetra Tech, Inc.	1,335,868
11,684	Waste Connections, Inc. ^	878,754
		3,515,685

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	COMMON STOCK (Continued) - 70.6%
	FOOD - 1.5%
12,490	Bakkafrost P/F ^	$524,639
21,229	TreeHouse Foods, Inc. *	1,857,113
		2,381,752
	HEALTHCARE - PRODUCTS - 4.4%
81,842	Avinger, Inc. * ^	259,275
20,182	AxoGen, Inc. * ^	178,611
43,721	BioTelemetry, Inc. * ^	773,862
6,218	Cepheid * ^	328,932
109,377	Invacare Corp. ^	1,000,800
61,519	MiMedx Group, Inc. * ^	548,134
23,402	Obalon Therapeutics, Inc. * ^	302,588
52,734	OraSure Technologies, Inc. * ^	396,032
9,980	Repligen Corp. *	285,129
25,952	STERIS PLC	1,734,113
194,326	Trinity Biotech PLC - ADR * ^	1,325,303
		7,132,779
	HEALTHCARE - SERVICES - 1.2%
9,824	Acadia Healthcare Co., Inc. *	353,271
26,725	Amsurg Corp. *	1,596,819
		1,950,090
	HOME BUILDERS - 1.5%
29,422	Thor Industries, Inc.	2,333,459

	HOME FURNISHINGS - 1.2%
103,812	Select Comfort Corp. * ^	1,992,152

	INSURANCE - 0.1%
3,274	Primerica, Inc. ^	179,088

	INTERNET - 2.5%
9,805	Autobytel, Inc. * ^	160,312
260,051	Boingo Wireless, Inc. * ^	2,527,696
46,371	Global Eagle Entertainment, Inc. * ^	373,287
5,266	Proofpoint, Inc. * ^	412,749
14,203	RingCentral, Inc. * ^	294,002
2,988	TripAdvisor, Inc. * ^	192,666
		3,960,712
	LEISURE TIME - 0.2%
10,220	CTS Eventim AG & Co KGaA	366,680

	MACHINERY-DIVERSIFIED - 0.2%
6,390	Stabilus SA	332,444

	MEDIA - 2.9%
75,290	Media General, Inc. *	1,268,636
17,320	Modern Times Group MTG AB	466,909
58,539	Nexstar Broadcasting Group, Inc. ^	2,856,703
		4,592,248
	MISCELLANEOUS MANUFACTURING - 0.4%
163,799	DIRTT Environmental Solutions *	603,743
18,479	LSB Industries, Inc. * ^	97,754
		701,497
	OIL & GAS - 0.4%
52,365	Synergy Resources Corp. * ^	358,177
26,515	Trecora Resources *	271,779
		629,956
	PACKAGING & CONTAINERS - 1.0%
19,591	Packaging Corp. of America	1,616,257

	PHARMACEUTICALS - 2.4%
41,960	Amicus Therapeutics, Inc. * ^	289,524
175,807	BioScrip, Inc. * ^	472,921
18,955	BioSpecifics Technologies Corp. * ^	822,457
4,370	Heska Corp. *	215,878
17,590	TESARO, Inc. * ^	2,126,279
		3,927,059
	RETAIL - 2.6%
75,714	BMC Stock Holdings, Inc. * ^	1,253,067
33,646	Carrols Restaurant Group, Inc. * ^	420,575
48,319	Del Taco Restaurants, Inc. * ^	647,958
20,581	Party City Holdco, Inc. * ^	334,441
5,213	PVH Corp. ^	557,687
4,487	Ryohin Keikaku Co. Ltd. ^	958,160
		4,171,888
	SEMICONDUCTORS - 5.7%
15,950	Cirrus Logic, Inc. *	860,981
43,075	DSP Group, Inc. *	469,517
158,390	EMCORE Corp. ^	1,037,454
43,325	FormFactor, Inc. * ^	388,842
10,169	Inphi Corp. * ^	377,270
12,590	Koh Young Technology, Inc.	492,927
16,330	Microsemi Corp. * ^	687,983
5,455	Monolithic Power Systems, Inc. ^	429,908
36,970	Silicon Motion Technology Corp. - ADR ^	1,501,352

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	COMMON STOCK (Continued) - 70.6%
	SEMICONDUCTORS (Continued) - 5.7%
14,320	Skyworks Solutions, Inc. ^	$1,101,781
14,453	Tessera Technologies, Inc. ^	536,206
8,930	V Technology Co. Ltd.	1,064,785
46,380	Xcerra Corp. * ^	255,554
		9,204,560
	SOFTWARE - 3.3%
56,239	Brightcove, Inc. * ^	627,065
33,863	Callidus Software, Inc. * ^	618,000
19,170	DuzonBizon Co. Ltd.	374,437
6,470	Ebix, Inc. ^	362,320
4,584	Evolent Health, Inc. *	96,493
42,596	Five9, Inc. * ^	609,975
24,516	inContact, Inc. *	341,018
41,407	Nuance Communications, Inc. * ^	580,526
22,626	PDF Solutions, Inc. * ^	446,863
19,335	Ubisoft Entertainment SA * ^	657,046
43,935	Xactly Corp. * ^	566,761
		5,280,504
	STORAGE/WAREHOUSING - 1.4%
88,201	Mobile Mini, Inc.	2,235,895

	TELECOMMUNICATIONS - 2.2%
5,564	CalAmp Corp. * ^	71,887
9,987	DigitalGlobe, Inc. * ^	250,674
89,074	Oclaro, Inc. * ^	651,131
35,316	ShoreTel, Inc. *	234,851
94,863	Sierra Wireless, Inc. * ^	1,294,880
2,230	u-blox Holding AG	421,691
83,507	Vonage Holdings Corp. * ^	572,858
		3,497,972
	TRANSPORTATION - 3.4%
99,103	Aegean Marine Petroleum Network, Inc. ^	852,286
41,690	Golar LNG Partners LP	857,146
39,269	Marten Transport Ltd.	805,014
102,818	Swift Transportation Co. *	2,301,067
28,365	Werner Enterprises, Inc.	682,178
		5,497,691
	TRUCKING & LEASING - 0.3%
14,858	Greenbrier Cos., Inc. ^	468,027

	TOTAL COMMON STOCK (Cost $101,438,775)	113,700,403

	SHORT-TERM INVESTMENTS - 29.1%
	MONEY MARKET FUND - 29.1%
46,863,708	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% **	46,863,708
	TOTAL SHORT-TERM INVESTMENTS (Cost - $46,863,708)

	TOTAL INVESTMENTS - 99.9% (Cost - $148,693,485) (a)	$160,951,880
	SECURITIES SOLD SHORT (21.9)% (Proceeds - $37,327,944)	(35,277,930)
	OTHER ASSETS LESS LIABILITIES - 22.0%	35,295,875
	NET ASSETS - 100.0%	$160,969,825

	SECURITIES SOLD SHORT - (21.9)%
	APPAREL - (0.2)%
10,999	Gildan Activewear, Inc.	282,344

	AUTO MANUFACTURERS - (0.2)%
30,180	Wabash National Corp. *	339,525

	AUTO PARTS & EQUIPMENT - (0.2)%
2,619	Lear Corp.	321,561

	BANKS - (0.4)%
4,780	Canadian Imperial Bank of Commerce	358,433
13,085	Home Capital Group, Inc.	259,210
		617,643
	BEVERAGES - (0.1)%
17,645	DavidsTea, Inc. *	186,155

	BIOTECHNOLOGY - (0.2)%
7,945	Exact Sciences Corp. * ^	123,783
4,450	Puma Biotechnology, Inc. *	170,435
		294,218
	BUILDING MATERIALS - (0.6)%
7,730	Cree, Inc. *	172,379
30,497	Griffon Corp.	509,300
2,588	Masonite International Corp. *	147,257
11,775	Ply Gem Holdings, Inc. *	161,318
		990,254

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (21.9)%
	CHEMICALS - (1.5)%
49,776	American Vanguard Corp.	$756,595
8,734	Balchem Corp.	662,911
46,640	Rayonier Advanced Materials, Inc.	603,055
12,720	Yara International ASA	450,132
		2,472,693
	COMMERCIAL SERVICES - (1.4)%
14,720	Cardtronics PLC *	736,000
48,910	Cross Country Healthcare, Inc. *	546,325
6,359	Matthews International Corp.	380,904
8,054	Rent-A-Center, Inc.	81,265
14,436	Team, Inc. *	443,907
		2,188,401
	COMPUTERS - (0.3)%
9,260	Cray, Inc. *	192,608
6,729	MAXIMUS, Inc.	350,312
		542,920
	DISTRIBUTION/WHOLESALE - (1.3)%
7,790	Fossil Group, Inc. *	212,433
9,580	G-III Apparel Group Ltd. *	250,230
28,530	ITOCHU Corp.	360,680
70,770	Marubeni Corp.	372,218
17,842	Veritiv Corp. *	962,576
		2,158,137
	DIVERSIFIED FINANCIAL SERVICES - (0.2)%
5,417	WageWorks, Inc. *	319,332

	ELECTRICAL COMPONENTS & EQUIPMENT - (0.1)%
3,860	AMETEK, Inc.	170,226

	ELECTRONICS - (0.3)%
21,452	CUI Global, Inc. *	101,682
13,037	Trimble, Inc. *	360,343
		462,025
	ENGINEERING & CONSTRUCTION - (1.0)%
46,981	Aegion Corp. *	869,618
25,710	JGC Corp.	454,821
8,605	MasTec, Inc. *	245,673
		1,570,112
	ENVIRONMENTAL CONTROL - (0.5)%
13,128	MSA Safety, Inc.	765,362

	FOOD - (1.7)%
24,796	Amplify Snack Brands Inc. *	359,294
58,696	Smart & Final Stores, Inc. *	704,352
20,613	Snyder’s-Lance, Inc.	733,204
10,740	Whole Foods Market, Inc.	303,835
148,280	Wilmar International Ltd.	352,616
12,730	Woolworths Ltd.	229,095
		2,682,396
	HEALTHCARE PRODUCTS - (1.0)%
8,480	Abaxis, Inc.	404,835
41,790	ConforMIS, Inc. *	318,858
3,800	Insulet Corp. *	141,056
4,770	NxStage Medical, Inc. *	108,470
3,892	ResMed, Inc.	232,625
2,170	Sonova Holding AG	291,191
3,892	Vascular Solutions, Inc. *	177,475
		1,674,510
	INTERNET - (0.2)%
13,974	NIC, Inc.	320,703

	LEISURE TIME - (0.2)%
11,853	Arctic Cat, Inc.	177,676
6,146	Nautilus, Inc. *	108,170
		285,846
	MACHINERY - DIVERSIFIED - (1.2)%
1,845	Applied Industrial Technologies, Inc.	93,726
21,970	Chart Industries, Inc. *	609,448
10,200	Flowserve Corp.	431,970
24,633	Manitowoc Foodservice, Inc. *	372,205
11,460	Toromont Industries Ltd.	336,895
		1,844,244
	MEDIA - (0.4)%
37,582	Gray Television, Inc. *	334,480
13,659	Sinclair Broadcast Group, Inc.	342,841
		677,321
	MINING - (0.2)%
6,340	US Silica Holdings, Inc.	292,845

	MISCELLANEOUS MANUFACTURING - (1.6)%
36,174	American Railcar Industries, Inc.	1,330,480
9,184	Proto Labs, Inc. *	410,525
11,585	Standex International Corp.	885,094
		2,626,099

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (21.9)%
	OIL & GAS - (0.3)%
4,780	Chevron Corp.	$500,705

	OIL & GAS SERVICES - (0.1)%
19,160	CARBO Ceramics, Inc.	116,876

	PHARMACEUTICALS - (0.8)%
5,070	Express Scripts Holding Co. *	341,718
640	Galenica AG	642,006
70,700	Osiris Therapeutics, Inc. *	283,507
		1,267,231
	REITS - (0.2)%
7,980	Seritage Growth Properties	363,489

	RETAIL - (1.2)%
19,330	Aeon Co. Ltd.	267,274
54,108	Big 5 Sporting Goods Corp.	838,674
9,534	Bob Evans Farms, Inc.	392,991
3,130	Signet Jewelers Ltd.	254,344
1,484	Tractor Supply Co.	92,943
		1,846,226
	SAVINGS & LOANS - (0.1)%
15,960	Banc of California, Inc.	212,268

	SEMICONDUCTORS - (0.2)%
2,452	IPG Photonics Corp. *	237,869
1,245	MACOM Technology Solutions Holdings, Inc. *	45,766
		283,635
	SOFTWARE - (1.0)%
9,610	Allscripts Healthcare Solutions, Inc. *	115,416
6,686	Broadridge Financial Solutions, Inc.	432,317
14,130	Inovalon Holdings, Inc. *	192,168
69,371	Tangoe, Inc. 8	595,203
1,285	Ultimate Software Group, Inc. *	271,122
		1,606,226
	TELECOMMUNICATIONS - (1.1)%
25,396	NeuStar, Inc. *	570,140
30,821	Spok Holdings, Inc.	556,319
9,874	ViaSat, Inc. *	697,697
		1,824,156
	TRANSPORTATION - (0.2)%
5,187	Ryder System, Inc.	359,926

	EQUITY FUNDS - (1.7)%
976	Direxion Daily Small Cap Bull 3X Shares	67,227
3,071	iPATH S&P 500 VIX Short-Term Futures ETN	104,835
35,143	iShares MSCI Australia ETF	712,700
9,560	iShares MSCI South Korea Capped ETF	529,146
5,936	iShares North American Tech-Software ETF	667,385
6,169	iShares Russell 2000 ETF	731,027
		2,812,320

	TOTAL SECURITIES SOLD SHORT (Proceeds - $37,327,944)	35,277,930

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

^	All or a portion of this security is held as collateral for securities sold short.

*	Non-income producing security.

144A	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of October 31, 2016, these securities amounted to $307,524 or 0.2% of net assets.

**	Money market fund; interest rate reflects effective yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $112,961,475 including securities sold short and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$19,360,836
Unrealized depreciation	(6,648,361)
Net unrealized appreciation	$12,712,475

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

							Unrealized
		Currency	Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Security	Type	Contracts	Amount	Received/(Paid)	Date	(Depreciation)
	LONG TOTAL RETURN SWAP CONTRACTS - 0.8%
Goldman Sachs International	Chroma ATE, Inc.	TWD	149,000	$398,542	1.184%	9/23/2026	$(20,347)
Goldman Sachs International	Chroma ATE, Inc.	TWD	150,000	404,610	1.184%	9/23/2026	(23,876)
Goldman Sachs International	Egis Technology, Inc.	TWD	43,000	6,931,690	1.184%	6/24/2026	93,062
Goldman Sachs International	Egis Technology, Inc.	TWD	28,000	4,163,001	1.184%	7/8/2026	71,710
Goldman Sachs International	Egis Technology, Inc.	TWD	29,000	5,223,500	1.184%	7/17/2026	45,378
Goldman Sachs International	Egis Technology, Inc.	TWD	2,000	464,667	1.184%	9/23/2026	(179)
Goldman Sachs International	Egis Technology, Inc.	TWD	7,000	1,619,500	1.184%	9/23/2026	(412)
Goldman Sachs International	Iron Force Industrial Co. Ltd.	TWD	28,000	5,696,194	1.184%	5/20/2026	(9,703)
Goldman Sachs International	Iron Force Industrial Co. Ltd.	TWD	18,000	4,062,499	1.184%	8/26/2026	(18,934)
Goldman Sachs International	Iron Force Industrial Co. Ltd.	TWD	16,000	3,049,605	1.184%	10/21/2026	963
Goldman Sachs International	Taiwan Paiho Ltd.	USD	235,000	10,663,689	1.184%	1/15/2025	462,611
Goldman Sachs International	Taiwan Paiho Ltd.	USD	4,000	208,768	1.184%	2/5/2025	7,010
Goldman Sachs International	Taiwan Paiho Ltd.	USD	15,000	1,041,101	1.184%	7/11/2025	18,107
Goldman Sachs International	Taiwan Paiho Ltd.	USD	50,000	3,152,300	1.184%	7/30/2025	70,433
Goldman Sachs International	Taiwan Paiho Ltd.	USD	11,000	814,176	1.184%	11/14/2025	11,672
Goldman Sachs International	Taiwan Paiho Ltd.	USD	29,000	2,084,801	1.184%	12/24/2025	32,724
Goldman Sachs International	Taiwan Paiho Ltd.	USD	42,000	4,047,498	1.184%	7/23/2026	14,814
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	43,000	6,567,502	1.184%	7/25/2025	421,405
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	2,000	340,255	1.184%	8/8/2025	18,498
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	5,000	1,958,334	1.184%	2/25/2026	11,144
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	13,000	5,202,500	1.184%	5/13/2026	25,461
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	7,000	2,572,933	1.184%	5/15/2026	20,948
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	12,000	5,661,000	1.184%	9/23/2026	(3,708)
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	4,000	1,889,000	1.184%	9/23/2026	(1,299)
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	7,000	3,150,288	1.184%	10/22/2026	2,653
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	1,000	450,900	1.184%	10/23/2026	352
Goldman Sachs International	Voltronic Power Technology Corp.	USD	9,000	3,589,000	1.184%	10/14/2025	21,453
Goldman Sachs International	Voltronic Power Technology Corp.	USD	450	179,450	1.184%	10/14/2025	6,759
Goldman Sachs International	Voltronic Power Technology Corp.	USD	14,000	5,668,501	1.184%	10/16/2025	30,658
Goldman Sachs International	Voltronic Power Technology Corp.	USD	700	283,425	1.184%	10/16/2025	10,514
Goldman Sachs International	Voltronic Power Technology Corp.	USD	3,000	1,217,000	1.184%	10/31/2025	6,496
Goldman Sachs International	Voltronic Power Technology Corp.	USD	150	60,850	1.184%	10/31/2025	2,253
Goldman Sachs International	Voltronic Power Technology Corp.	USD	5,000	2,479,000	1.184%	9/23/2026	(3,454)
Goldman Sachs International	Voltronic Power Technology Corp.	USD	3,000	1,483,000	1.184%	9/23/2026	(1,933)
				$96,779,079			$1,323,233

	SHORT TOTAL RETURN SWAP CONTRACTS - (0.2)%
Goldman Sachs International	AU Optronics Corp.	TWD	352,300	$4,454,492	(0.340)%	7/29/2026	$7,304
Goldman Sachs International	BTG PLC	GBP	9,460	61,491	(0.250)%	5/22/2025	(923)
Goldman Sachs International	BTG PLC	GBP	3,470	22,555	(0.250)%	5/20/2026	(339)
Goldman Sachs International	BTG PLC	GBP	6,500	42,250	(0.250)%	8/5/2026	(634)
Goldman Sachs International	BTG PLC	GBP	25,500	165,752	(0.250)%	4/28/2025	(2,489)
Goldman Sachs International	Commonwealth Bank of Australia	AUD	4,260	301,965	1.050%	3/5/2026	(8,124)
Goldman Sachs International	Commonwealth Bank of Australia	AUD	2,480	184,827	1.050%	3/6/2026	2,146
Goldman Sachs International	Marks and Spencer Group PLC	GBP	63,100	218,547	(0.250)%	9/9/2026	4,507
Goldman Sachs International	Metcash Ltd.	AUD	190,900	254,694	1.050%	3/13/2025	(95,664)
Goldman Sachs International	Metcash Ltd.	AUD	51,100	68,176	1.050%	4/28/2025	(25,108)
Goldman Sachs International	Metcash Ltd.	AUD	25,500	45,485	1.050%	3/18/2026	(4,002)
Goldman Sachs International	Metcash Ltd.	AUD	166	332	1.050%	9/30/2026	1
Goldman Sachs International	Sirius Minerals PLC	GBP	295,200	57,527	(17.050)%	6/11/2026	(68,523)
Goldman Sachs International	Sirius Minerals PLC	GBP	15,000	3,328	(17.050)%	7/15/2026	(2,988)
Goldman Sachs International	Sirius Minerals PLC	GBP	75,000	25,427	(17.050)%	10/7/2026	(4,209)
Goldman Sachs International	Tesco PLC	GBP	13,350	25,918	(0.250)%	11/21/2024	(2,706)
Goldman Sachs International	Tesco PLC	GBP	25,500	57,268	(0.250)%	4/25/2025	4,305
Goldman Sachs International	Tesco PLC	GBP	9,530	23,148	(0.250)%	3/6/2025	3,740
Goldman Sachs International	Tesco PLC	GBP	34,200	57,279	(0.250)%	1/16/2026	(18,066)
Goldman Sachs International	Tesco PLC	GBP	3,280	5,171	(0.250)%	5/13/2026	(2,126)
Goldman Sachs International	Tesco PLC	GBP	10,000	17,748	(0.250)%	9/30/2026	(4,063)
Goldman Sachs International	Woolworths Ltd.	AUD	2,550	61,369	1.050%	4/28/2025	808
Goldman Sachs International	Woolworths Ltd.	AUD	910	21,900	1.050%	8/26/2025	288
Goldman Sachs International	Woolworths Ltd.	AUD	6,850	151,998	1.050%	1/30/2026	(7,612)
Goldman Sachs International	Woolworths Ltd.	AUD	5	114	1.050%	10/9/2026	(90)
Goldman Sachs International	Woolworths Ltd.	AUD	2	46	1.050%	10/9/2026	(36)
Goldman Sachs International	Woolworths Ltd.	AUD	15	342	1.050%	10/9/2026	(270)
Goldman Sachs International	Zoomlion Heavy Industry Science & Technology Co.	HKD	515,400	1,185,237	(8.108)%	5/14/2026	(35,248)
Goldman Sachs International	Zoomlion Heavy Industry Science & Technology Co.	HKD	672,000	1,581,586	(8.108)%	7/22/2026	(41,287)
				$9,095,972			$(301,408)

AUD - Australian Dollar

GBP - British Pound

HKD - Hong Kong Dollar

TWD - Taiwan Dollar

USD - U.S. Dollar

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2016

	Balter Discretionary
	Global Macro Fund	Balter European L/S	Balter Event	Balter L/S Small Cap
	(Consolidated)	Small Cap Fund (b)	Driven Fund (c)	Equity Fund
ASSETS
Investment securities:
At cost	$87,817,010	$14,584,269	$20,535,669	$148,693,485
At value	$87,728,870	$14,503,338	$20,319,734	$160,951,880
Cash	573,976	12,078,277	44,981	33,285,057
Foreign Currency (Cost $248,278, $0, $1,493,412, and $481,969)	215,044	—	1,474,282	480,173
Cash at broker	8,678,098	—	1,522,468	—
Cash held for collateral at custodian	23,506,264	—	3,800,000	1,820,000
Deposits for futures contracts	1,621,798	—	—	—
Unrealized appreciation on futures contracts	470,853	—	—	—
Dividends and interest receivable	27,110	2,250	73,853	28,815
Receivable for securities sold	—	—	682,718	1,941,570
Unrealized appreciation on foreign currency contracts	—	4,778	—	—
Unrealized appreciation on swaps	—	—	—	1,021,825
Prepaid expenses and other assets	33,769	10,931	10,437	22,196
TOTAL ASSETS	122,855,782	26,599,574	27,928,473	199,551,516

LIABILITIES
Payable for Fund shares redeemed	770,091	—	—	2,644
Options written (Proceeds $753,625, $0, $174,099 and $0)	816,427	—	184,730	—
Investment advisory fees payable	177,559	19,683	20,053	234,229
Unrealized depreciation on foreign currency contracts	159,363		—
Securities sold short (Proceeds - $0, $102,787, $2,221,714 and $37,327,944)	—	109,744	2,409,127	35,277,930
Due to Custodian	—	1,697,520	—	—
Payable to related parties	9,744	3,261	1,590	14,624
Distribution (12b-1) fees payable	255	—	—	—
Payable for investments purchased	—	—	51,300	2,992,363
Interest payable on swaps	—	3,666	—	—
Unrealized depreciation on swaps	—	83,315	—	—
Accrued expenses and other liabilities	41,426	27,964	33,051	59,901
TOTAL LIABILITIES	1,974,865	1,945,153	2,699,851	38,581,691
NET ASSETS	$120,880,917	$24,654,421	$25,228,622	$160,969,825

NET ASSETS CONSIST OF:
Paid in capital	$124,039,731	$25,060,508	$25,856,349	$150,395,890
Accumulated net investment income (loss)	(3,422,194)	(178,845)	57,481	(4,269,418)
Accumulated net realized gain (loss) from security transactions	130,470	(57,918)	(252,099)	(485,085)
Net unrealized appreciation (depreciation) of investments	132,910	(169,324)	(433,109)	15,328,438
NET ASSETS	$120,880,917	$24,654,421	$25,228,622	$160,969,825

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$119,666,496	$24,654,412	$25,228,612	$160,969,825
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,287,517	2,659,671	2,586,078	15,522,463
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.74	$9.27	$9.76	$10.37

Investor Class:
Net Assets	$1,214,421	$9	$10	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	124,984	1	1	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.72	$9.27 (d)	$9.76 (d)	$—

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(c)	The Balter Event Driven Fund commenced operations on December 28, 2015.

(d)	NAV may not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2016

	Balter Discretionary
	Global Macro Fund	Balter European L/S	Balter Event	Balter L/S Small Cap
	(Consolidated)	Small Cap Fund (a)	Driven Fund (b)	Equity Fund
INVESTMENT INCOME
Dividends (net of foreign tax withheld/(credit) of $1,443, $989, $(2,494), and $27,619)	$6,407	$25,475	$148,319	$269,641
Interest	217,113	29,503	175,610	102,150
TOTAL INVESTMENT INCOME	223,520	54,978	323,929	371,791

EXPENSES
Investment advisory fees	2,136,676	405,573	384,856	3,113,304
Distribution (12b-1) fees:
Investor Class	1,826	—	—	—
Administrative services fees	126,936	37,510	26,741	192,872
Legal fees	87,138	10,368	25,998	71,249
Registration fees	45,761	4,723	6,860	17,538
Non 12b-1 shareholder servicing fees	26,741	3,335	1,040	51,335
Compliance officer fees	25,341	14,777	14,311	39,199
Custodian fees	23,444	23,042	19,450	78,175
Audit fees	17,000	16,983	17,011	10,599
Printing expense	14,379	16,240	12,368	17,294
Trustees fees and expenses	12,501	6,723	6,860	12,501
Interest expense	4,229	42,494	13,758	661,514
Insurance expense	3,750	861	729	4,503
Dividends on securities sold short	3,264	504	20,644	118,120
Shareholder Service Expense	365	—	—	—
Other expenses	18,575	2,556	2,590	6,487
TOTAL EXPENSES	2,547,926	585,689	553,216	4,394,690

Less: Fees waived by the Advisor	(156,467)	(85,413)	(92,043)	(114,854)

NET EXPENSES	2,391,459	500,276	461,173	4,279,836

NET INVESTMENT LOSS	(2,167,939)	(445,298)	(137,244)	(3,908,045)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	880,609	—	101,688	4,989,800
Options purchased	(69,553)	—	(725,154)	(24,366)
Options written	1,689,270	—	350,703	49,682
Futures contracts	(2,961,012)	—	—	—
Foreign currency contracts	(482,808)	262,687	(4,876)	(311,619)
Foreign currency transactions	—	(33,313)	217,812	1,939,750
Swaps	—	(1,167,455)	—	742,233
Securities sold short	(2,309)	(557)	—	(2,091,120)
	(945,803)	(938,638)	(59,827)	5,294,360
Net change in unrealized appreciation (depreciation) on:
Investments	(111,233)	(80,931)	(305,905)	3,551,424
Options purchased	(84,508)	—	89,970	—
Options written	(145,798)	—	(10,631)	—
Futures contracts	498,748	—	—	—
Securities sold short	72,322	(6,957)	(187,413)	(584,393)
Swaps	—	(83,315)	—	(355,719)
Foreign currency contracts	(265,012)	4,778	—	—
Foreign currency translations	(27,295)	(2,899)	(19,130)	40,396
	(62,776)	(169,324)	(433,109)	2,651,708

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,008,579)	(1,107,962)	(492,936)	7,946,068

NET INCREASE (DECREASE) IN NET ASSETS	$(3,176,518)	$(1,553,260)	$(630,180)	$4,038,023

(a)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(b)	The Balter Event Driven Fund commenced operations on December 28, 2015.

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund

STATEMENTS OF CHANGES IN NET ASSETS (Consolidated)

	For the	For the
	Year Ended	Period Ended
	October 31, 2016	October 31, 2015 (a)
FROM OPERATIONS
Net investment loss	$(2,167,939)	$(829,983)
Net realized gain (loss) from investments, foreign currency contracts, foreign currency transactions futures contacts, options purchased, options written and securities sold short	(945,803)	1,038,401
Net change in unrealized appreciation (depreciation) on investments, securities sold short,options purchased, options written, futures contracts and foreign currency contracts	(62,776)	195,686
Net increase (decrease) in net assets resulting from operations	(3,176,518)	404,104

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(840,569)	—
Class C	(1,061)	—
Net decrease in net assets resulting from distributions to shareholders	(841,630)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	23,859,676	115,330,644
Investor Class	1,315,855	33,315
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	742,665	—
Investor Class	1,061	—
Redemption fee proceeds:
Institutional Class	1,832	—
Investor Class	14	—
Payments for shares redeemed:
Institutional Class	(16,391,832)	(284,920)
Investor Class	(113,349)	—
Net increase in net assets from shares of beneficial interest	9,415,922	115,079,039

TOTAL INCREASE IN NET ASSETS	5,397,774	115,483,143

NET ASSETS
Beginning of Period	115,483,143	—
End of Period*	$120,880,917	$115,483,143
*Includes accumulated net investment loss of:	$(3,422,194)	$(783,089)

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,399,291	11,513,567
Shares Reinvested	74,565	—
Shares Redeemed	(1,671,745)	(28,160)
Net increase in shares of beneficial interest outstanding	802,111	11,485,407

Investor Class:
Shares Sold	133,143	3,306
Shares Reinvested	106	—
Shares Redeemed	(11,572)	—
Net increase in shares of beneficial interest outstanding	121,677	3,306

(a)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
October 31, 2016 (a)
FROM OPERATIONS
Net investment loss	$(445,298)
Net realized loss from investments, foreign currency contracts, foreign currency transactions, securities sold short and swaps	(938,638)
Net change in unrealized depreciation on investments, securities sold short, swaps and foreign currency translations	(169,324)
Net decrease in net assets resulting from operations	(1,553,260)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	25,120,005
Investor Class	10
Proceeds from shares issued in connection with transfer in-kind:
Institutional Class	1,087,666
Net increase in net assets from shares of beneficial interest	26,207,681

TOTAL INCREASE IN NET ASSETS	24,654,421

NET ASSETS
Beginning of Period	—
End of Period*	$24,654,421
*Includes accumulated net investment loss of:	$(178,845)

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,550,903
Shares issued in connection with transfer in-kind	108,768
Net increase in shares of beneficial interest outstanding	2,659,671

Investor Class:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

(a)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

See accompanying notes to financial statements.

Balter Event Driven Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
October 31, 2016 (a)
FROM OPERATIONS
Net investment loss	$(137,244)
Net realized loss from investments, foreign currency contracts, foreign currency transactions,options purchased, options written and securities sold short,	(59,827)
Net change in unrealized depreciation on investments, securities sold short, options purchased,options written and foreign currency translations	(433,109)
Net decrease in net assets resulting from operations	(630,180)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	25,327,740
Investor Class	10
Proceeds from shares issued in connection with transfer in-kind:
Institutional Class	1,256,052
Payments for shares redeemed:
Institutional Class	(725,000)
Net increase in net assets from shares of beneficial interest	25,858,802

TOTAL INCREASE IN NET ASSETS	25,228,622

NET ASSETS
Beginning of Period	—
End of Period*	$25,228,622
*Includes undistributed net investment income of:	$57,481

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,533,055
Shares issued in connection with transfer in-kind	125,605
Shares Redeemed	(72,582)
Net increase in shares of beneficial interest outstanding	2,586,078

Investor Class:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

(a)	Event Driven Fund commenced operations on December 28, 2015.

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
FROM OPERATIONS
Net investment loss	$(3,908,045)	$(3,583,076)
Net realized gain (loss) from investments, foreign currency contracts, foreign currency transactions options purchaed, options written securities sold short and swaps	5,294,360	(1,825,198)
Net change in unrealized appreciation on investments, securities sold short, swaps options purchased, options written and foreign currency translations	2,651,708	6,176,902
Net increase in net assets resulting from operations	4,038,023	768,628

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	26,083,726	38,801,288
Payments for shares redeemed:
Institutional Class	(32,518,858)	(3,364,249)
Net increase (decrease) in net assets from shares of beneficial interest	(6,435,132)	35,437,039

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,397,109)	36,205,667

NET ASSETS
Beginning of Year	163,366,934	127,161,267
End of Year*	$160,969,825	$163,366,934
*Includes accumulated net investment loss of:	$(4,269,418)	$(3,806,075)

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,553,527	3,812,164
Shares Redeemed	(3,243,732)	(331,402)
Net increase (decrease) in shares of beneficial interest outstanding	(690,205)	3,480,762

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the		For the
	Year Ended		Period Ended
	October 31, 2016		October 31, 2015 (1)
Net asset value, beginning of period	$10.05		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.07)		0.13
Total from investment operations	(0.24)		0.05
Less distributions from:
Net investment income	(0.07)		—
Total distributions	(0.07)		—
Paid-in-Capital From Redemption Fees	0.00	(3)	—
Net asset value, end of period	$9.74		$10.05
Total return (4,5)	(2.43)%		0.50%
Net assets, at end of period (000s)	$119,666		$115,450
Ratio of gross expenses to average net assets (6,7)	2.03	% (8)	2.04%
Ratio of net expenses to average net assets (6,7)	1.90	% (8)	1.89%
Ratio of net investment loss to average net assets (5,6,7)	(1.72)%		(1.87)%
Portfolio Turnover Rate (5)	602%		151%

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.02%
After fees waived	1.89%

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2016	October 31, 2015 (1)
Net asset value, beginning of period	$10.05	$10.00
Activity from investment operations:
Net investment loss (2)	(0.20)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.06)	0.15
Total from investment operations	(0.26)	0.05
Less distributions from:
Net investment income	(0.07)	—
Total distributions	(0.07)	—
Net asset value, end of period	$9.72	$10.05
Total return (3,4)	(2.63)%	0.50%
Net assets, at end of period (000s)	$1,214	$33
Ratio of gross expenses to average net assets (5,6)	2.32%	2.34%
Ratio of net expenses to average net assets (5,6)	2.19%	2.19%
Ratio of net investment loss to average net assets	(1.99)%	(2.21)%
Portfolio Turnover Rate (4)	602%	151%

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Institutional Class	Investor Class

	For the	For the
	Period Ended	Period Ended
	October 31, 2016 (1)	October 31, 2016 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.18)
Net realized and unrealized loss on investments	(0.55)	(0.55)
Total from investment operations	(0.73)	(0.73)
Net asset value, end of period	$9.27	$9.27
Total return (3,4)	(7.30)%	(7.30)%
Net assets, at end of period (000’s)	$24,654	$0 (7)
Ratio of gross expenses to average net assets (5,6,8)	2.87%	3.17%
Ratio of net expenses to average net assets (6,8)	2.45%	2.75%
Ratio of net investment loss to average net assets (6)	(2.18)%	(2.48)%
Portfolio Turnover Rate (4)	168%	168%

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

	Institutional Class	Investor Class
Before fees waived	2.66%	2.96%
After fees waived	2.24%	2.54%

See accompanying notes to financial statements.

Balter Event Driven Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Institutional Class	Investor Class

	For the	For the
	Period Ended	Period Ended
	October 31, 2016 (1)	October 31, 2016 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.06)
Net realized and unrealized loss on investments	(0.18)	(0.18)
Total from investment operations	(0.24)	(0.24)
Net asset value, end of period	$9.76	$9.76
Total return (3,4)	(2.40)%	(2.40)%
Net assets, at end of period (000’s)	$25,229	$0 (7)
Ratio of gross expenses to average net assets (6,8)	2.58%	2.88%
Ratio of net expenses to average net assets (5,6,8)	2.15%	2.45%
Ratio of net investment loss to average net assets (6)	(0.65)%	(0.95)%
Portfolio Turnover Rate (4)	145%	145%

(1)	The Balter Event Driven Fund commenced operations on December 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

	Institutional Class	Investor Class
Before fees waived	2.42%	2.72%
After fees waived	1.99%	2.29%

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$10.08	$9.99		$10.00
Activity from investment operations:
Net investment loss (2)	(0.24)	(0.25)		(0.21)
Net realized and unrealized gain (loss) on investments	0.53	0.34		0.20
Total from investment operations	0.29	0.09		(0.01)
Net asset value, end of period	$10.37	$10.08		$9.99
Total return (3)	2.88%	0.90%		(0.10	)% (4)
Net assets, at end of period (000s)	$160,970	$163,367		$127,161
Ratio of gross expenses to average net assets (7,8)	2.76%	2.92%		2.91	% (5)
Ratio of net expenses to average net assets (7,8)	2.67%	2.93	% (6)	2.88	% (5)
Ratio of net investment loss to average net assets	(2.44)%	(2.49)%		(2.49	)% (5)
Portfolio Turnover Rate	228%	292%		248	% (4)

(1)	The Balter Long/Short Equity Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.28%	2.18%	2.22%
After fees waived/recaptured	2.19%	2.19%	2.19%

See accompanying notes to financial statements.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

The Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund, the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund (the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015. The Balter European L/S Small Cap Fund commenced operations on December 30, 2015. The Balter European L/S Small Cap Fund was originally organized as the S.W. Mitchell Small Cap European Fund L.P. Effective as of the close of business January 4, 2016, all of the assets, subject to liabilities of the S.W. Mitchell Small Cap European Fund L.P. were transferred in exchange for Institutional Class shares of the Balter European L/S Small Cap Fund. The net asset value of those shares on the close of business January 4, 2016, after the reorganization was $9.89 for Institutional Class shares and received in-kind capital contributions of securities and cash valued at $1,087,666 in exchange for 108,768 Institutional Class shares. The Balter Event Driven Fund commenced operations on December 28, 2015. The Balter Event Driven Fund was originally organized as the Tiburon Credit Opportunities Master Fund, Ltd. Effective as of the close of business on December 30, 2015, all of the assets, subject to liabilities of Tiburon Credit Opportunities Master Fund, Ltd were transferred in exchange for Institutional Class shares of the Balter Event Driven Fund. The net asset value of the Fund’s shares on the close of business December 30, 2015, after the reorganization, was $10.00 for Institutional Class shares and received in-kind capital contributions of securities and cash valued at $1,256,052 in exchange for 125,605 Institutional Class shares. The Balter L/S Small Cap Equity Fund (formerly the Balter L/S Small Cap Equity Fund) commenced operations on December 31, 2013 and was previously part of the Professionally Managed Portfolios and reorganized into the Trust on July 27, 2015.

The Funds’ investment objectives are as follows:

Balter Discretionary Global Macro Fund – seeks to generate positive absolute returns in most market conditions.

Balter European L/S Small Cap Fund – seeks to generate absolute returns by investing both long and short in European Companies.

Balter Event Driven Fund – seeks to generate absolute returns.

Balter L/S Small Cap Equity Fund – seeks to achieve long-term capital appreciation plus income.

The Balter Discretionary Global Macro Fund, Balter European L/S Small Cap Fund and Balter Event Driven Fund each currently offer two classes of shares: Institutional Class shares and Investor Class shares. Each class of shares is offered at their net asset value. The Balter L/S Small Cap Equity Fund currently offers one share class: Institutional Class shares are offered at net asset value. Each class of shares of each Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a

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securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”).The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics

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October 31, 2016

of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016 for the Funds’ investments measured at fair value:

Balter Discretionary Global Macro Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,196,336	$—	$—	$1,196,336
Call Options Purchased	—	63,674	—	63,674
Put Options Purchased	511,052	70,680	—	581,732
Money Market Funds	85,887,128	—	—	85,887,128
Short Futures Contracts	801,024	—	—	801,024
Total	$88,395,540	$134,354	$—	$88,529,894
Liabilities *
Call Options Written	$503,063	$—	$—	$503,063
Long Futures Contracts	330,171	—	—	330,171
Put Options Written	299,741	13,623	—	313,364
Total	$1,132,975	$13,623	$—	$1,146,598

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October 31, 2016

Balter European L/S Small Cap Equity Fund

Assets **	Level 1	Level 2	Level 3	Total
Common Stock	$1,903,641	$—	$—	$1,903,641
Short Total Return Swaps	—	46,143	—	46,143
Money Market Fund	12,598,513	—	—	12,598,513
Warrants	1,184	—	—	1,184
Total	$14,503,338	$46,143	$—	$14,549,481
Liabilities **
Securities Sold Short	$109,744	$—	$—	$109,744
Long Total Return Swaps	—	129,458	—	129,458
Total	$109,744	$129,458	$—	$239,202

Balter Event Driven Fund

Assets **	Level 1	Level 2	Level 3	Total
Bank Debt	$—	$11,241	$—	$11,241
Call Options Purchased	72,780	—	—	72,780
Common Stock	9,397,800	—	413,342	9,811,142
Corporate Bonds	—	2,487,088	8,625	2,495,713
Debt Funds	321,790	—	—	321,790
Equity Funds	129,015	—	—	129,015
Money Market Fund	7,285,695	—	—	7,285,695
Put Options Purchased	10,383	181,920	—	192,303
Warrants	55	—	—	55
Total	$17,217,518	$2,680,249	$421,967	$20,319,734
Liabilities **
Call Options Written	$22,015	$—	$—	$22,015
Put Options Written	162,715	—	—	162,715
Securities Sold Short	2,409,127	—	—	2,409,127
Total	$2,593,857	$—	$—	$2,593,857

Balter L/S Small Cap Equity Fund

Assets **	Level 1	Level 2	Level 3	Total
Commodity Fund	$387,769	$—	$—	$387,769
Common Stock	113,700,403	—	—	113,700,403
Long Total Return Swaps	—	1,323,233	—	1,323,233
Money Market Fund	46,863,708	—	—	46,863,708
Total	$160,951,880	$1,323,233	$—	$162,275,113
Liabilities **
Securities Sold Short	$35,277,930	$—	$—	$35,277,930
Short Total Return Swaps	—	301,408	—	301,408
Total	$35,277,930	$301,408	$—	$35,579,338

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Consolidated Portfolio of Investments for industry classification.

**	Refer to the Portfolio of Investments for industry classification.

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October 31, 2016

The following is reconciliation of assets in which Level 3 inputs were used in determining value:

Momentive
	Point Blank		Trident	Performance	Winthrop
Balter Event Driven Fund	Solutions, Inc.	CDC Corp.	Microsystems, Inc.	Materials, Inc.	Realty Trust	Total
Beginning Balance 12/28/15	$—	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—	—
Change in Appreciation (Depreciation)	—	(7,732)	11,449	3,272	(61,230)	(54,241)
Cost of Purchases	2,470	14,700	8,940	5,353	444,745	476,208
Proceeds from Sales	—	—	—	—	—	—
Accrued Interest	—	—	—	—	—	—
Net transfers in/out of level 3	—	—	—	—	—	—
Ending Balance 10/31/16	$2,470	$6,968	$20,389	$8,625	$383,515	$421,967

The significant unobservable inputs used in the fair value measurement of the Balter Event Driven Fund’s Level 3 Common Stock investments are (1) review of current assets held by the investment (2) review of any contingencies that could dilute the value of the investment and (3) review of any liquidation distributions for each investment. Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Balter L/S Small Cap Equity Fund	Furiex Pharmaceuticals, Inc.
Beginning Balance 10/31/15	$72,708
Total realized gain (loss)	1,712
Change in Appreciation (Depreciation)	—
Cost of Purchases	—
Proceeds from Sales	(74,420)
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance 10/31/16	$—

The security (above) is classified as a Level 3 security due to a lack of market activity. The security was acquired due to a corporate action consisting of a cash tender and a spinoff of a contingent value right. The fund received a cash tender of $10.00 per share on December 10, 2015.

Investments in Wholly-Owned Subsidiaries – The financial statements of the Balter Discretionary Global Macro Fund are consolidated and include the accounts of Balter Discretionary Macro Offshore Ltd. a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which invest in commodity futures and other investments intended to serve as margin or collateral for the Subsidiary derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by Balter. All intercompany accounts and transactions have been eliminated in consolidation of the Fund. The accompanying financial statements reflect the financial positions of the Fund and the results of operations on a consolidated basis with the Subsidiary. The Fund may invest up to 25% of its total assets at the end of each fiscal quarter in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Balter Discretionary Global Macro Fund’s investments in the CFC is as follows:

			% of Fund
		CFC Net Assets at	Net Assets at
	Inception Date of SPC	October 31, 2016	October 31, 2016
Balter Discretionary Global Macro Offshore Ltd.	6/5/2015	$ 3,591,108	3.0%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis

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October 31, 2016

treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Futures Contracts – The Funds may purchase or sell futures contracts in pursuit of their investment objectives. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the

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October 31, 2016

underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Swap Agreements – The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marked to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation on swap contracts and unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

Federal income tax – It is the Funds’ policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Balter L/S Small Cap Equity Fund in its October 31, 2014 and October 31, 2015 tax returns or expected to be taken by the Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund, the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund in their October 31, 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under

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October 31, 2016

these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities sold short, amounted to the following:

	Purchases	Sales
Balter Discretionary Global Macro Fund	$3,956,465	$3,846,407
Balter European L/S Small Cap Fund	4,571,608	2,551,960
Balter Event Driven Fund	31,522,318	18,803,181
Balter L/S Small Cap Equity Fund	245,807,030	238,735,583

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Balter Liquid Alternatives, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds each pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.70%, 2.00%, 1.80% and 1.95% of the average daily net assets of the Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund, respectively. The Advisor, on behalf of the Balter Discretionary Global Macro Fund, has entered into a Sub-Advisory agreement with Willowbridge Associates, Inc. (each a “Sub-Advisor,” and collectively, the “Sub-Advisors”) and the Advisor compensates the Sub-Advisor out of the investment advisory fee it receives from the Fund. The Advisor, on behalf of the Balter European L/S Small Cap Fund, has entered into a Sub-Advisory agreement with S.W. Mitchell Capital LLP and the Advisor compensates the Sub-Advisor out of the investment Advisory fee it receives from the Fund. The Advisor, on behalf of the Balter Event Driven Fund, has entered into a Sub-Advisory agreement with Tiburon Capital Management, LLC and the Advisor compensates the Sub-Advisor out of the investment advisory fee it receives from the Fund. The Advisor, on behalf of the Balter L/S Small Cap Equity Fund, has entered into a Sub-Advisory agreement with Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc., 12th Street Asset Management Company and Madison Street Partners, LLC and the Advisor compensates each Sub-Advisor out of the investment advisory fees it receives from the Fund. As of April 10, 2016 Madison Street Partners, LLC no longer serves as a Sub-Advisor for the Balter L/S Small Cap Equity Fund.

For the period ended October 31, 2016, the advisory fees incurred by the Funds were as follows:

Fund	Advisory Fee
Balter Discretionary Global Macro Fund	$2,136,676
Balter European L/S Small Cap Fund	405,573
Balter Event Driven Fund	384,856
Balter L/S Small Cap Equity Fund	3,113,304

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter Discretionary Global Macro Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.89% and 2.19% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter European L/S Small Cap Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter Event Driven Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter L/S Small Cap Equity Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% of the Fund’s average net assets, for Institutional Class.

During the period ended October 31, 2016 the Advisor waived fees for each fund as follows:

Fund	Advisory Fee Waiver
Balter Discretionary Global Macro Fund	$156,467
Balter European L/S Small Cap Fund	85,413
Balter Event Driven Fund	92,043
Balter L/S Small Cap Equity Fund	114,854

The total amount of previously waived fees subject to recapture by the Advisor as of October 31, 2016 were as follows:

	Expiration	Expiration	Expiration
Fund	October 31, 2017	October 31, 2018	October 31, 2019	Total
Balter Discretionary Global Macro Fund	$—	$63,347	$156,467	$219,814
Balter European L/S Small Cap Fund	—	—	85,413	85,413
Balter Event Driven Fund	—	—	92,043	92,043
Balter L/S Small Cap Equity Fund	15,888	—	114,854	130,742

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Balter Discretionary Global Macro Fund, Balter European L/S Small Cap Fund and the Balter Event Driven may pay 0.25% year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the period ended October 31, 2016, the Funds incurred distribution fees of $1,826, $0 and $0, respectively, for the Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund and the Balter Event Driven Fund.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of October 31, 2016.

Balter Discretionary Global Macro Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Foreign currency contracts/Currency risk	Unrealized depreciation on foreign currency contracts	$(159,363)

Currency contracts/Currency risk	Unrealized appreciation on futures contracts	$214,934
Commodity contracts/Commodity price risk	Unrealized appreciation on futures contracts	126,444
Equity contracts/Equity price risk	Unrealized appreciation on futures contracts	7,750
Interest rate contracts/Interest rate risk	Unrealized appreciation on futures contracts	121,725
		$470,853

Commodity contracts/Commodity price risk	Investment securities at value	$63,674
Currency contracts/Currency risk	Investment securities at value	511,052
Equity contracts/Equity price risk	Investment securities at value	70,680
		$645,406

Commodity contracts/Commodity price risk	Options Written	$(13,623)
Currency contracts/Currency risk	Options Written	(528,554)
Interest rate contracts/Interest rate risk	Options Written	(274,250)
		$(816,427)

Balter European L/S Small Cap Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Swap Contract/Equity price risk	Unrealized depreciation on swaps	$(83,315)

Balter Event Driven Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investment securities at value	$265,083

Equity contracts/Equity price risk	Options Written	(184,730)

Balter L/S Small Cap Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Swap Contract/Equity price risk	Unrealized appreciation on swaps	$1,021,825

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2016.

Balter Discretionary Global Macro Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$(482,808)	$(265,012)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Futures Contracts	on Futures Contracts
Fixed income contracts/interest rate risk	$(1,260,479)	$144,787
Currency contracts/Currency risk	(67,624)	214,934
Commodity contracts/Commodity Risk	(1,485,290)	123,484
Index contracts/Equity Price Risk	(147,619)	15,543
	$(2,961,012)	$498,748

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Currency contracts/Currency risk	$4,163	$(88,348)
Commodity contracts/Commodity Risk	—	403
Equity contracts/Equity price risk	(10,526)	—
Index contracts/Equity Price Risk	(63,190)	3,437
	$(69,553)	$(84,508)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Commodity contracts/Commodity Risk	$670,350	$15,447
Currency contracts/Currency risk	76,258	(150,010)
Equity contracts/Equity price risk	115,727	—
Index contracts/Equity Price Risk	194,359	—
Fixed income contracts/interest rate risk	632,576	(11,235)
	$1,689,270	$(145,798)

Balter European L/S Small Cap Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$262,687	$4,778

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Swaps	on Swaps
Equity contracts/Equity Price Risk	$(1,167,455)	$(83,315)

Balter Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Balter Event Driven Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$(4,876)	$—

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(725,154)	$89,970

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$350,703	$(10,631)

Balter L/S Small Cap Equity Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$(311,619)	$—

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(24,366)	$—

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$49,682	$—

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Swaps	on Swaps
Equity contracts/Equity Price Risk	$742,233	$(355,719)

The notional value and contracts of the derivative instruments outstanding as of October 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Transactions in option contracts written during the period ended October 31, 2016 we as follows:

Balter Discretionary Global Macro Fund

	Contracts	Premiums Received
Outstanding at the beginning of the period	964	$409,202
Options written	82,888,302	5,586,812
Options closed	(27,960,550)	(4,745,888)
Options exercised	—	—
Options expired	(1,351)	(496,501)
Outstanding at the end of the period	54,927,365	$753,625

Balter Event Driven Fund

	Contracts	Premiums Received
Outstanding at the beginning of the period	—	$—
Options written	9,529	864,560
Options closed	(3,124)	(344,245)
Options exercised	(461)	(22,422)
Options expired	(5,335)	(323,794)
Outstanding at the end of the period	609	$174,099

Balter L/S Small Cap Equity Fund

	Contracts	Premiums Received
Outstanding at the beginning of the period	—	$—
Options written	5,793	792,428
Options closed	(5,534)	(772,589)
Options exercised	—	—
Options expired	(259)	(19,839)
Outstanding at the end of the period	—	$—

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Offsetting of Financial Assets and Derivative Assets

During the period ended October 31, 2016, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2016 for the Funds.

Balter Discretionary Global Macro Fund

Assets:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial	Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Unrealized appreciation on futures contracts	$470,853	(1)	$—	$470,853	$—	$470,853	(2)	$—

Labilities:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Unrealized depreciation on foreign currency contracts	$159,363	(1)	$—	$159,363	$—	$159,363	(2)	$—
Options Written	816,427	(1)	—	816,427	—	816,427	(2)	—
	$975,790		$—	$975,790	$—	$975,790		$—

Balter European L/S Small Cap Fund

Assets:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Unrealized appreciation on foreign currency contracts	$4,778	(1)	$—	$4,778	$—	$4,778	(2)	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities sold short at value	$109,744	(1)	$—	$109,744	$109,744	(2)	$—		$—
Unrealized depreciation on swaps	83,315	(1)	—	83,315	—		83,315	(2)	—
	$193,059		$—	$193,059	$109,744		$83,315		$—

Balter Event Driven Fund

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities sold short at value	$2,409,127	(1)	$—	$2,409,127	$469,866	(2)	$1,939,261		$—
Options Written	184,730	(1)	—	184,730	—		184,730	(2)	—
	$2,593,857		$—	$2,593,857	$469,866		$2,123,991		$—

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Balter L/S Small Cap Equity Fund

Assets:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Unrealized appreciation on swaps	$1,021,825	(1)	$—	$1,021,825	$—	$1,021,825	(2)	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Securities sold short at value	$35,277,930	(1)	$—	$35,277,930	$35,277,930	(2)	$—	$—

(1)	Unrealized depreciation on futures contracts, unrealized appreciation on swaps, futures options short at value, and securities sold short as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

5.	FORWARD FOREIGN CURRENCY CONTRACTS

As of October 31, 2016 the Balter Discretionary Global Macro Fund and the Balter Eurpean L/S Small Cap Fund had the following open forward currency contracts:

Balter Discretionary Global Macro Fund

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Euro	11/1/2016	Jefferies	3,750,000	$4,110,751	$5,251
China Yuan	11/28/2016	Jefferies	11,700,000	1,721,366	(45,605)
China Yuan	12/20/2016	Jefferies	37,306,000	5,479,227	(122,275)
China Yuan	12/23/2016	Jefferies	11,802,000	1,732,983	(28,510)
China Yuan	12/23/2016	Jefferies	11,591,000	1,702,000	(15,444)
China Yuan	1/23/2017	Jefferies	11,330,000	1,659,649	(36,713)
China Yuan	1/23/2017	Jefferies	12,227,000	1,791,044	(43,327)
Japan Yen	11/1/2016	Jefferies	1,262,500,000	12,014,084	6,285
Japan Yen	11/1/2016	Jefferies	200,000,000	1,903,221	(6,488)
Japan Yen	11/2/2016	Jefferies	187,500,000	1,784,270	(3,564)
Japan Yen	11/30/2016	Jefferies	712,500,000	6,786,858	(31,323)
Japan Yen	11/30/2016	Jefferies	1,262,500,000	12,025,837	(30,122)
China Yuan	11/23/2016	Jefferies	11,698,000	1,721,751	(45,452)
Thai Baht	2/1/2017	Jefferies	223,568,000	6,380,921	116,318
Thai Baht	2/1/2017	Jefferies	223,203,000	6,370,503	187,595
				$67,184,465	$(93,374)
To Sell:
Euro	11/1/2016	Jefferies	3,750,000	$4,110,751	$3,374
Euro	11/4/2016	Jefferies	3,750,000	4,111,411	(26,911)
China Yuan	11/23/2016	Jefferies	11,698,000	1,721,751	40,156
China Yuan	11/28/2016	Jefferies	11,700,000	1,721,365	40,682
China Yuan	12/20/2016	Jefferies	37,306,000	5,479,227	139,147
China Yuan	12/23/2016	Jefferies	23,393,000	3,434,984	88,059
China Yuan	1/23/2017	Jefferies	23,557,000	3,450,693	28,923
Japan Yen	11/1/2016	Jefferies	200,000,000	1,903,221	5,358
Japan Yen	11/1/2016	Jefferies	1,262,500,000	12,014,084	30,431
Japan Yen	11/2/2016	Jefferies	187,500,000	1,784,270	1,019
Japan Yen	11/4/2016	Jefferies	950,000,000	9,041,480	74,728
Japan Yen	11/4/2016	Jefferies	200,000,000	1,903,469	6,385
Japan Yen	11/4/2016	Jefferies	187,500,000	1,784,503	3,425
Saudi Arabian Riyal	1/4/2017	Jefferies	13,138,000	3,496,203	(4,375)
Saudi Arabian Riyal	1/12/2017	Jefferies	13,492,000	3,589,579	(1,282)
Singapore Dollar	11/18/2016	Jefferies	2,464,000	1,770,479	4,098
Singapore Dollar	11/18/2016	Jefferies	2,456,000	1,764,730	5,206
Thai Baht	2/1/2017	Jefferies	446,771,000	12,751,424	(504,412)
				$75,833,624	$(65,989)

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Balter European L/S Small Cap Fund

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Danish Krone	11/18/2016	Goldman Sachs	91,588	$13,507	$(74)
Norwegian Krone	11/18/2016	Goldman Sachs	115,471	13,994	(20)
				$27,501	$(94)
To Sell:
Euro	11/18/2016	Goldman Sachs	571,466	$626,894	$3,068
Swedish Krona	11/18/2016	Goldman Sachs	707,512	78,488	1,661
Swiss Franc	11/18/2016	Goldman Sachs	10,693	10,822	(9)
Great British Pound	11/18/2016	Goldman Sachs	605,206	739,152	152
				$1,455,356	$4,872

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
Strafe & Co.	Balter Discretionary Global Macro Fund	81.11%
Strafe & Co.	Balter European L/S Small Cap Fund	95.43%
Strafe & Co.	Balter Event Driven Fund	96.67%
Strafe & Co.	Balter L/S Small Cap Equity Fund	64.42%

7.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 60 days. The redemption fee is paid directly to the applicable Fund. For the period ended October 31, 2016, the Balter Discretionary Global Macro Fund assessed $1,832 and $14 in redemption fees for Institutional Class and Investor Class shares, respectively. The Balter European L/S Small Cap Fund, the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund did not assess any redemption fees during the period ended October 31, 2016.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Balter European L/S Small Cap Fund, the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund (the “Funds”) currently invest a portion of their assets in the Fidelity Institutional Money Market Funds - Government Portfolio (the “Fidelity Government Portfolio”). The Fidelity Government Portfolio invests at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully. The Fidelity Government Portfolio’s investment objective is to seek to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund. The Funds may redeem their investment from the Fidelity Government Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds may be directly affected by the performance of the Fidelity Government Portfolio. The financial statements of the Fidelity Government Portfolio, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of October 31, 2016 the percentage of the Funds’ net assets invested in the Fidelity Government Portfolio was 51.1%, 28.9% and 29.1% for the Balter European L/S Small Cap Fund, the Balter Event Driven Fund and the Balter L/S Small Cap Equity Fund, respectively.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Balter Discretionary Global Macro Fund	$841,185	$—	$445	$841,630
Balter European L/S Small Cap Equity Fund	—	—	—	—
Balter Event Driven Fund	—	—	—	—
Balter L/S Small Cap Equity Fund	—	—	—	—

There were no distributions for the fiscal year ended October 31, 2015.

As of October 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Balter Discretionary Global Macro Fund	$—	$—	$(1,800,343)	$—	$(1,316,669)	$(41,802)	$(3,158,814)
Balter European L/S Small Cap Equity Fund	—	—	(257,382)	(57,918)	—	(90,787)	(406,087)
Balter Event Driven Fund	15,796	—	—	—	(85,076)	(558,447)	(627,727)
Balter L/S Small Cap Equity Fund	—	965,374	(3,053,599)	—	(48,518)	12,710,679	10,573,936

The difference between book basis and tax basis accumulated net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, C Corp return of capital distributions, real estate investment trusts, the mark-to-market treatment of passive foreign investment companies, swaps, futures, options and foreign exchange contracts, and adjustments for the Discretionary Global Macro Funds’ wholly owned subsidiary. In addition, the amount listed under other book/tax differences for the Long/ Short Small Cap Equity Fund is primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Balter Discretionary Global Macro Fund	$1,800,343
Balter European L/S Small Cap Equity Fund	257,382
Balter Event Driven Fund	—
Balter L/S Small Cap Equity Fund	3,053,599

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The European L/S Small Cap Equity Fund incurred and elected to defer such capital losses as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Balter European L/S Small Cap Equity Fund	$57,918	$—	$57,918

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), non-deductible expenses, net operating losses, the reclass of income distributions, and adjustments for swaps, passive foreign

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

investment companies, C Corp return of capital distributions and the capitalization of in lieu dividend payments resulted in reclassifications for the following Funds for the year ended October 31, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Balter Discretionary Global Macro Fund	$(455,230)	$370,464	$84,766
Balter European L/S Small Cap Equity Fund	(1,147,173)	266,453	880,720
Balter Event Driven Fund	(2,453)	194,725	(192,272)
Balter L/S Small Cap Equity Fund	(3,414,934)	3,444,702	(29,768)

10.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Effective February 1, 2017, Apis Capital Advisors, LLC will no longer serve as Sub-Advisor to the Fund and will no longer manage the Fund’s global long/short equity portfolio. As of that date, the Fund’s assets will be managed by the Advisor or the remaining Sub-Advisors. Management has concluded that there are no other impacts requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

Balter Discretionary Global Macro Fund

Balter European L/S Small Cap Fund

Balter Event Driven Fund and

Balter L/S Small Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, of Balter European L/S Small Cap Fund, Balter Event Driven Fund and Balter L/S Small Cap Equity Fund each a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of October 31, 2016, and with respect to Balter European L/S Small Cap Fund the related statements of operations, the statements of changes in net assets and the financial highlights the for the period December 30, 2015 (commencement of operations) to October 31, 2016, and with respect to Balter Event Driven Fund the related statements of operations, the statements of changes in net assets and the financial highlights the for the period December 28, 2015 (commencement of operations) to October 31, 2016, and with respect to Balter L/S Small Cap Equity Fund the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2013 (commencement of operations) to October 31, 2014. We have audited the accompanying consolidated statements of assets and liabilities, of Balter Discretionary Global Macro Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolios of investments, as of October 31, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period May 28, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balter European L/S Small Cap Fund, Balter Event Driven Fund and Balter L/S Small Cap Equity Fund as of October 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Balter Discretionary Global Macro Fund as of October 31, 2016, and the results of their consolidated operations for the year then ended, the consolidated changes in their net assets and their consolidated financial highlights for the year then ended and for the period May 28, 2015 (commencement of operations) to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2016

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 23 and 24, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of each of the Balter Discretionary Global Macro Fund (“Balter Global Macro”) and the Balter Long/Short Equity Fund (“Balter Long/Short”) (the “Balter Funds”), each a series of the Trust, and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreements between Balter and Willowbridge Associates, Inc. (“Willowbridge”) with respect to Balter Global Macro (“Balter Global Macro Sub-Advisory Agreement’), and the sub-advisory agreement between Balter and Apis Capital Advisors, LLC (“Apis”) on behalf of Balter Long/Short (“Apis Sub-Advisory Agreement”), the sub-advisory agreement between Balter and Madison Street Partners, LLC (“Madison Street”) on behalf of Balter Long/Short (“Madison Street Sub-Advisory Agreement”), the subadvisory agreement between Balter and Midwood Capital Management LLC (“Midwood”) on behalf of Balter Long-Short (“Midwood Sub-advisory Agreement”) and the sub-advisory agreement between Balter and Millrace Asset Group, Inc. (“Millrace”) on behalf of Balter Long/Short (“Millrace Sub-Advisory Agreement” together with the Balter Global Macro Sub-Advisory Agreement, Apis Sub-Advisory Agreement, Madison Street Sub-Advisory Agreement and Midwood Sub-Advisory Agreement, the “Balter Sub-Advisory Agreements” and the Balter Sub-Advisory Agreements together with the Balter Advisory Agreement the “Balter Funds Advisory Agreements”).

Based on their evaluation of the information provided by Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, in conjunction with each of the Balter Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Funds Advisory Agreements with respect to each of the Balter Funds.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Balter Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace (including due diligence questionnaires completed by Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, Balter’s, Willowbridge’s, Apis’, Madison Street’s, Midwood’s and Millrace’s Forms ADV, select financial information of Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, bibliographic information regarding Balter’s, Willowbridge’s, Apis’, Madison Street’s, Midwood’s and Millrace’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The board also considered the proposed reorganization of Balter Long/Short (the “Old Balter Long/Short”), a series of the Professionally Managed Portfolios (“PMP”), with and into Balter Long/Short (the “New Balter Long/Short”), a proposed new series of NLFT II (the “Reorganization”)

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to each of the Balter Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to each of the Balter Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with Balter, the Board reviewed materials provided by Balter relating to the Balter Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the Balter Funds including the team of individuals that primarily monitor and execute the investment process and provide oversight of each Balter Fund’s sub-advisers. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of each of the Balter Funds, including Balter’s oversight of the Balter Funds’ sub-advisers. Additionally, the Board received satisfactory responses from the representative of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Balter Funds; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with each Balter Fund’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance of their duties with respect to each Balter Fund to ensure compliance under Balter’s compliance program. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the Balter Funds. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to each Balter Fund and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. The Board considered and reviewed the performance of Old Balter Long/Short versus its benchmarks for the one year and since inception periods. The Board noted Old Balter Long/Short underperformed its benchmarks for the periods; however based on discussions with Balter, the Board expects the New Balter Long/Short to obtain an acceptable level of investment return to shareholders over the long-term. Because Balter Global Macro had not yet commenced operations, the Trustees could not consider its past performance. The Board noted that Balter does not manage any other fund or separate account in the same strategy as Balter Global Macro.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Balter, the Board reviewed and discussed a comparison of each Balter Fund’s proposed management fee and overall expense ratio to its respective Morningstar category and a peer group of funds constructed by Balter with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for each Balter Fund, which stated that Balter had agreed to waive or limit its management fee and/or reimburse expenses at least until February 28, 2016 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 1.89% and 2.19% of Balter Global Macro’s average net assets, for Institutional and Investor Class shares, respectively, and (ii) 2.19% and 2.54% of Balter Long/Short’s average net assets, for Institutional and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fee and expense caps for each Balter Fund were reasonable. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to each of the Balter Fund, the advisory fees to be charged by Balter were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to each of the Balter Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Balter. With respect to Balter, the Board concluded that based on the services provided and the projected growth of each of the Balter Funds, the fees were reasonable and that anticipated profits from Balter’s relationship with the Balter Funds were not excessive.

Economies of Scale. As to the extent to which each Balter Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of the Balter Funds. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

The Board then reviewed and discussed the written materials that were provided by Willowbridge in advance of the Meeting and deliberated on the approval of the Balter Global Macro Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Willowbridge, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Willowbridge; (iii) the performance history of Willowbridge; and (iv) Willowbridge’s financial condition, history of operations and ownership structure. In considering the approval of the Balter Global Macro Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Willowbridge, the Board noted the experience of the portfolio management and research personnel of Willowbridge, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Willowbridge and reviewed supporting materials. The Board reviewed the presentation materials prepared by Willowbridge describing its investment process. The Board received satisfactory responses from Willowbridge with respect to a series of important questions, including: whether Willowbridge is involved in any lawsuits or pending regulatory actions. The Board discussed Willowbridge’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Willowbridge included in the Board Materials, the Board concluded that Willowbridge had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Willowbridge Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Global Macro were satisfactory.

Performance. The Board considered Willowbridge’s past performance as well as other factors relating to Willowbridge’s track record. The Board concluded that the performance track record of Willowbridge was satisfactory.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by Willowbridge, the Board discussed the sub-advisory fees payable to Willowbridge. The Board considered that Willowbridge is to be paid by Balter and not by Balter Global Macro. Balter confirmed to the Board that the sub-advisory fees paid or to be paid to Willowbridge were reasonable in light of the anticipated quality of the services to be performed by them. As to profitability, the Trustees discussed the total fees expected to be paid to Willowbridge, and noted that Willowbridge will receive no other compensation from Balter Global Macro or Balter except the sub-advisory fee earned pursuant to the Balter Global Macro Sub-Advisory Agreement and payable by Balter. It was noted, however, that there is a proposed sub-advisory agreement between Willowbridge and Balter with respect to the wholly-owned subsidiary of Balter Global Macro (the “Balter Global Macro Subsidiary Sub-Advisory Agreement”). While the Balter Global Macro Subsidiary Sub-Advisory Agreement would provide a sub-advisory fee, it was noted that the agreement includes a provision requiring Willowbridge to waive any sub-advisory fees owed by Balter pursuant to the Balter Subsidiary Sub-Advisory Agreement in proportion to the fees Willowbridge would receive pursuant to the Balter Global Macro Sub-Advisory Agreement so as to avoid double charging on the same assets at both the Balter Global Macro and subsidiary levels. As to the costs of the services to be provided, and profits to be realized by each, the Trustees noted that because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter Global Macro is not directly affected by the sub-advisory fees. Consequently, the Board did not consider the costs of services provided by Willowbridge or its profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Balter Global Macro Sub-Advisory Agreement are reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Global Macro, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Global Macro increase.

The Board then reviewed and discussed the written materials that were provided by Apis, Madison Street, Midwood and Millrace (each, a “Balter Long/Short Sub-Adviser” and collectively, the “Balter Long/Short Sub-Advisers”) in advance of the Meeting and deliberated on the approval of each of the Apis Sub-Advisory Agreement, the Madison Street Sub-Advisory Agreement, the Midwood Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement (collectively, the “Balter Long/Short Sub-Advisory Agreements”). In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by each respective Balter Long/Short Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

each Balter Long/Short Sub-Adviser; (iii) the performance history of each Balter Long/Short Sub-Adviser; and (iv) each Balter Long/Short Sub-Adviser’s financial condition, history of operations and ownership structure. In considering the approval of each Balter Long/Short Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by each Balter Long/Short Sub-Adviser, the Board noted the experience of the portfolio management and research personnel of each Balter Long/Short Sub-Adviser, including their experience in the investment field, education and industry credentials. Where applicable, the Board discussed the financial condition of each Balter Long/Short Sub-Adviser and reviewed supporting materials. The Board reviewed the presentation materials prepared by each Balter Long/Short Sub-Adviser describing their investment process. As applicable, the Board received satisfactory responses from each Balter Long/Short Sub-Adviser with respect to a series of important questions, including: whether the Balter Long/Short Sub-Advisers were involved in any lawsuits or pending regulatory actions. The Board discussed each Balter Long/Short Sub-Adviser’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for each Balter Long/Short Sub-Adviser included in the Board Materials, the Board concluded that each Balter Long/Short Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the respective Balter Long/Short Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Long/Short were satisfactory.

Performance. The Board considered each Balter Long/Short Sub-Adviser’s past performance as well as other factors relating to the Balter Long/Short Sub-Adviser’s track records. The Board concluded that the performance track records of each applicable Balter Long/Short Sub-Adviser were satisfactory.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by each Balter Long/Short Sub-Adviser, the Board discussed the sub-advisory fees payable to each Balter Long/Short Sub-Adviser. The Board considered that the Balter Long/Short Sub-Advisers are each to be paid by Balter and not by Balter Long/Short. Balter confirmed to the Board that the sub-advisory fees paid or to be paid to the Balter Long/Short Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them. As to profitability, the Trustees discussed the total fees previously paid or expected to be paid to each Balter Long/Short Sub-Adviser, and noted that the Balter Long/Short Sub-Advisers will receive no other compensation from Balter Long/Short or Balter except the sub-advisory fee earned pursuant to the respective Balter Long/Short Sub-Advisory Agreement and payable by Balter. As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Balter Long/Short Sub-Advisers or their profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Balter Long/Short Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Long/Short, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Long/Short increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Funds Advisory Agreements, the Balter Long/Short Sub-Advisory Agreements and the Balter Global Macro Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace as the Board believed to be reasonably necessary to evaluate the terms of each Balter Funds Advisory Agreement as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Balter Funds Advisory Agreement separately, (a) the terms of the Balter Funds Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Funds Advisory Agreement is in the best interests of Balter Global Macro and Balter Long/Short and its shareholders, as appropriate. In considering the approval of each of the Balter Funds Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

determined that approval of each Balter Funds Advisory Agreement was in the best interests of Balter Global Macro and Balter Long/Short and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Balter Funds Advisory Agreement.

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 21-22, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of each of the Balter European L/S Small Cap Fund (“Balter European Small Cap”) and the Balter Event Driven Fund (“Balter Event-Driven”) (the “Balter Funds”), each a series of the Trust, and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreements between Balter and S.W. Mitchell LLP (“S.W. Mitchell”) with respect to Balter European Small Cap (“S.W. Mitchell Sub-Advisory Agreement”), and the sub-advisory agreement between Balter and Tiburon Capital Management, LLC (“Tiburon”), with respect to Balter Event-Driven (“Tiburon Sub-Advisory Agreement” together with the S.W. Mitchell Sub-Advisory Agreement, the “Balter Sub-advisory Agreements” and the Balter Sub-advisory Agreements together with the Balter Advisory Agreement, the Balter Funds Advisory Agreements).

Based on their evaluation of the information provided by Balter, S.W. Mitchell and Tiburon, in conjunction with each of the Balter Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Funds Advisory Agreements with respect to each of the Balter Funds.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Balter Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, S.W. Mitchell and Tiburon (including due diligence questionnaires completed by Balter, S.W. Mitchell and Tiburon, Balter’s, S.W. Mitchell’s and Tiburon’s Forms ADV, select financial information of Balter, S.W. Mitchell and Tiburon, bibliographic information regarding Balter’s, S.W. Mitchell’s and Tiburon’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to each of the Balter Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to each of the Balter Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with Balter, the Board reviewed materials provided by Balter relating to the Balter Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for each of the Balter Funds including the individuals that primarily monitor and execute the investment process and provides oversight of each Balter Fund’s sub-adviser. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of each of the Balter Funds, including Balter’s oversight of the Balter Funds’ sub-advisers. Additionally, the Board received satisfactory responses from the representatives of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of each of the Balter Funds; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with each Balter Fund’s investment limitations, noting that Balter’s CCO will periodically

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

review the portfolio managers’ performance of their duties with respect to each New Balter Fund to ensure compliance under Balter’s compliance program. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to each of the Balter Funds. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to each Balter Fund and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. Because neither Balter European Small Cap nor Balter Event-Driven had commenced operations yet, the Trustees could not consider either Fund’s past performance. The Board noted that Balter does not manage any other fund or separate account in the same strategy as either Balter European Small Cap or Balter Event-Driven, however the Board also noted that both Funds would be sub-advised by sub-advisers that currently manage private funds with similar strategies, the performance of which the Board reviewed. The Board concluded that based on the previous track record of each sub-adviser that they could reasonably expect the performance of the Balter Funds to be satisfactory once they were operational.

Fees and Expenses. As to the costs of the services to be provided by Balter, the Board reviewed and discussed a comparison of each Balter Fund’s proposed advisory fee and overall expense ratio to its respective Morningstar category and a peer group of funds constructed by Balter with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for each Balter Fund, which stated that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2017 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 2.24% and 2.54% of Balter European Small Cap’s average net assets, for Institutional and Investor Class shares, respectively, and (ii) 1.99% and 2.29% of Balter Event-Driven’s average net assets, for Institutional and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to each of the Balter Funds, the advisory fees to be charged by Balter to each of the Balter Funds was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to each of the Balter Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Balter. With respect to Balter, the Board concluded that the anticipated profits from Balter’s relationship with each of the Balter Funds was not excessive.

Economies of Scale. As to the extent to which each Balter Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of the Balter Funds. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided by S.W. Mitchell in advance of the Meeting and deliberated on the approval of the S.W. Mitchell Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by S.W. Mitchell, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of S.W. Mitchell; (iii) the performance history of S.W. Mitchell; and (iv) S.W. Mitchell’s financial condition, history of operations and ownership structure. In considering the approval of the S.W. Mitchell Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by S.W. Mitchell, the Board noted the experience of the portfolio management and research personnel of S.W. Mitchell, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of S.W. Mitchell and reviewed supporting materials. The Board reviewed the presentation materials prepared by S.W. Mitchell describing its investment process. The Board received satisfactory responses from S.W. Mitchell with respect to a series of important questions, including: whether S.W. Mitchell is involved in any lawsuits or pending regulatory actions. The Board discussed S.W. Mitchell’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for S.W. Mitchell included in the Board Materials, the Board concluded that S.W. Mitchell had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the S.W. Mitchell Sub-Advisory Agreement and

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

that the nature, overall quality and extent of investment management services to be provided to Balter Euro Small Cap were satisfactory.

Performance. The Board considered and reviewed the performance of the S.W. Mitchell Private Fund as well as other factors relating to S.W. Mitchell’s track record. The Board concluded that the prior performance track record of S.W. Mitchell suggested that S.W. Mitchell would provide satisfactory performance to the shareholders of Balter Euro Small Cap.

Fees and Expenses. As to the costs of the services to be provided by S.W. Mitchell, the Board discussed the sub-advisory fees payable to S.W. Mitchell. The Board considered that S.W. Mitchell is to be paid by Balter and not by Balter Euro Small Cap. Balter confirmed to the Board that Balter was of the opinion that the sub-advisory fees to be paid to S.W. Mitchell were reasonable in light of the anticipated quality of the services to be performed by them. The Trustees discussed the total fees expected to be paid to S.W. Mitchell, and noted that S.W. Mitchell will receive no other compensation from Balter European Small Cap or Balter except the sub-advisory fee earned pursuant to the S.W. Mitchell Sub-Advisory Agreement and payable by Balter. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee to be paid to S.W. Mitchell was reasonable.

Profitability. As to profits to be realized by S.W. Mitchell, the Trustees noted that all sub-advisory fees will be paid by Balter, and not directly paid by Balter Euro Small Cap. Consequently, the Board did not consider the costs of services provided by S.W. Mitchell or its profitability to be significant factors.

Economies of Scale. Since the sub-advisory fees are not paid by Balter European Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter European Small Cap increase.

The Board then reviewed and discussed the written materials that were provided by Tiburon in advance of the Meeting and deliberated on the approval of the Tiburon Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Tiburon, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Tiburon; (iii) the performance history of Tiburon; and (iv) Tiburon’s financial condition, history of operations and ownership structure. In considering the approval of the Tiburon Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Tiburon, the Board noted the experience of the portfolio management and research personnel of Tiburon, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Tiburon and reviewed supporting materials. The Board reviewed the presentation materials prepared by Tiburon describing their investment process. As applicable, the Board received satisfactory responses from Tiburon with respect to a series of important questions, including: whether Tiburon was involved in any lawsuits or pending regulatory actions. The Board discussed Tiburon’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Tiburon included in the Board Materials, the Board concluded that Tiburon had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the respective Tiburon Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Event-Driven were satisfactory.

Performance. The Board considered and reviewed the performance of the Tiburon Private Fund as well as other factors relating to Tiburon’s performance track record. The Board concluded that the prior performance track record of Tiburon suggested that Tiburon would provide satisfactory performance to the shareholders of Balter Event-Driven.

Fees, Expenses and Profitability. As to the costs of the services to be provided by Tiburon, the Board discussed the sub-advisory fee payable to Tiburon. The Board considered that Tiburon is to be paid by Balter and not by Balter Event-Driven. Balter confirmed that Balter was of the opinion that the sub-advisory fee paid to Tiburon was reasonable in light of the anticipated quality of the services to be performed by them. The Trustees discussed the total fees expected to be paid to Tiburon, and noted that Tiburon will receive no other compensation from Balter Event-Driven or Balter except the sub-advisory fee earned pursuant to the

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

Tiburon Sub-Advisory Agreement and payable by Balter. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee to be paid to Tiburon was reasonable.

Profitability. As to profits to be realized by Tiburon, the Trustees noted that sub-advisory fees will be paid by Balter, and not directly paid by Balter Event-Driven. Consequently, the Board did not consider the costs of services provided by Tiburon or their profitability to be significant factors.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Event-Driven, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Event-Driven increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement, the S.W. Mitchell Sub-Advisory Agreements and the Tiburon Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, S.W. Mitchell and Tiburon, as the Board believed to be reasonably necessary to evaluate the terms of each Balter Funds Advisory Agreement as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Balter Funds Advisory Agreement separately, (a) the terms of the Balter Funds Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Funds Advisory Agreement is in the best interests of Balter European Small Cap and Balter Event-Driven and its shareholders, as appropriate. In considering the approval of each of the Balter Funds Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each Balter Funds Advisory Agreement was in the best interests of Balter European Small Cap and Balter Event-Driven and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Balter Funds Advisory Agreement.

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF A SUB-ADVISORY AGREEMENT

At a special meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on December 16, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement between Balter Liquid Alternatives, LLC (“Balter”) and 12th Street Asset Management, LLC (“12th Street”), proposed sub-adviser to Balter L/S Small Cap Equity Fund (“Balter L/S Small Cap”) (“12th Street Sub-advisory Agreement”).

Based on their evaluation of the information provided by 12th Street, in conjunction with Balter L/S Small Cap’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the 12th Street Sub-advisory Agreement.

In advance of the meeting, the Board requested and received materials to assist them in considering the 12th Street Sub-advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the 12th Street Sub-advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the 12th Street Sub-advisory Agreement and comparative information relating to the advisory fees and other expenses of Balter L/S Small Cap. The materials also included due diligence materials relating to 12th Street (including due diligence questionnaires completed by 12th Street’s Forms ADV, select financial information of 12th Street, bibliographic information regarding 12th Street’s key management and investment advisory personnel, and comparative fee information relating to the Balter L/S Small Cap) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the 12th Street Sub-advisory Agreement with respect to Balter L/S Small Cap. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the 12th Street Sub-advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the 12th Street Sub-advisory Agreement. In considering the approval of the 12th Street Sub-advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided 12th Street, the Board noted the experience of the portfolio management and research personnel of 12th Street, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of 12th Street and reviewed supporting materials. The Board reviewed the presentation materials prepared by 12th Street describing their investment process. The Board received satisfactory responses from 12th Street with respect to a series of important questions, including: whether 12th Street was involved in any lawsuits or pending regulatory actions. The Board discussed 12th Street’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for 12th Street included in the Board Materials, the Board concluded that 12th Street had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the 12th Street Sub-advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Long/Short were satisfactory.

Performance. The Board considered 12th Street’s past performance as well as other factors relating to 12th Street’s track record. The Board concluded that the performance track record of 12th Street was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by 12th Street, the Board discussed the sub-advisory fees payable to 12th Street. The Board considered that 12th Street is to be paid by Balter and not by the Fund. Balter confirmed to the Board that, in its opinion, the sub-advisory fee to be paid to 12th Street is reasonable in light of the anticipated quality of the services to be performed by them. The Trustees discussed the total fees expected to be paid to 12th Street, and noted that 12th Street will receive no compensation from Balter Long/Short or Balter other than the sub-advisory fee earned pursuant to the 12th Street Sub-advisory Agreement and payable by Balter. Based on these factors, the Board concluded that the sub-advisory fee to be paid under the 12th Street Sub-advisory Agreement was reasonable in light of the services to be provided thereunder.

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2016

Profitability. As to profits to be realized by 12th Street, the Trustees reviewed a profitability analysis that was provided by 12th Street, however, because the sub-advisory fee will be paid by Balter, the overall advisory fee paid by the Fund will not be directly affected by the sub-advisory fee paid to 12th Street. Consequently, the Board did not consider the profitability of 12th Street to be a significant factor. The Board also discussed the impact of hiring 12th Street on Balter’s profitability and noted the representation made by a representative of Balter during the Meeting that there would not be a significant change in Balter’s profitability as a result of the hiring of 12th Street. The Board also discussed the proposed termination of Madison Street in 2016 and the difference in fees paid to Madison Street and the proposed fee to be paid to 12th Street and again noted a representation made by a representative of Balter made at the Meeting that, although the fee to be paid 12th Street was slightly lower than that paid Madison Street, the impact on Balter’s profitability would not be significant.

Economies of Scale. Because the sub-advisory fees are not paid by Balter Long/Short, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Long/Short increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the 12th Street Sub-Advisory Agreement. Accordingly, having requested and received such information from 12th Street as the Board believed to be reasonably necessary to evaluate the terms of the 12th Street Sub-advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of the 12th Street Sub-advisory Agreement are reasonable; (b) the sub-advisory fee paid by Balter to 12th Street is reasonable; and (c) the 12th Street Sub-advisory Agreement is in the best interests of Balter L/S Small Cap and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the 12th Street Sub-Advisory Agreement.

Balter Funds

EXPENSE EXAMPLES (Unaudited)

October 31, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
Actual	5/1/16	10/31/16	5/1/16 – 10/31/16*	5/1/16 – 10/31/16*
Balter Discretionary Global Macro Fund
Institutional Class	$1,000.00	$985.80	$9.43	1.89%
Investor Class	$1,000.00	$984.80	$10.93	2.19%
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$967.70	$11.08	2.24%
Investor Class	$1,000.00	$967.70	$12.56	2.54%
Balter Event Driven Fund
Institutional Class	$1,000.00	$983.90	$9.92	1.99%
Investor Class	$1,000.00	$983.90	$11.42	2.29%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$979.20	$10.90	2.19%
	Beginning	Ending	Expenses Paid	Expense Ratio During
Hypothetical	Account Value	Account Value	During Period	the Period
(5% return before expenses)	5/1/16	10/31/16	5/1/16 – 10/31/16*	5/1/16 – 10/31/16
Balter Discretionary Global Macro Fund
Institutional Class	$1,000.00	$1,015.63	$9.58	1.89%
Investor Class	$1,000.00	$1,014.13	$11.09	2.19%
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$1,013.88	$11.34	2.24%
Investor Class	$1,000.00	$1,012.37	$12.85	2.54%
Balter Event Driven Fund
Institutional Class	$1,000.00	$1,015.13	$10.08	1.99%
Investor Class	$1,000.00	$1,013.63	$11.59	2.29%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$1,014.13	$11.09	2.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).		Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).		Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.		NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).		Orizon Investment Counsel (financial services company) Board Member

10 /31/16-NLII-v1

Balter Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust		NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-322-8112.

10 /31/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-322-8112 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-322-8112.

INVESTMENT ADVISOR
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, Massachusetts 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	2015	2016
Balter Discretionary Global Macro Fund	$12,500	$14,000
Balter L/S Small Cap Equity Fund	$12,500	$14,000
Balter European L/S Small Cap Fund		$14,000
Balter Event Driven Fund		$14,000

(b)	Audit-Related Fees
	2015	2016
Balter Discretionary Global Macro Fund	None	None
Balter L/S Small Cap Equity Fund	None	None
Balter European L/S Small Cap Fund		None
Balter Event Driven Fund		None

(c)	Tax Fees
	2015	2016
Balter Discretionary Global Macro Fund	$2,500	$3,000
Balter L/S Small Cap Equity Fund	$2,500	$3,000
Balter European L/S Small Cap Fund		$3,000
Balter Event Driven Fund		$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	2015	2016
Balter Discretionary Global Macro Fund	None	None
Balter L/S Small Cap Equity Fund	None	None
Balter European L/S Small Cap Fund		None
Balter Event Driven Fund		None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
Balter Discretionary Global Macro Fund
	2015	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Balter L/S Small Cap Equity Fund
	2015	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Balter European L/S Small Cap Fund
		2016
Audit-Related Fees:		0.00%
Tax Fees:		0.00%
All Other Fees:		0.00%

Balter Event Driven Fund
		2016
Audit-Related Fees:		0.00%
Tax Fees:		0.00%
All Other Fees:		0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2015	2016
Balter Discretionary Global Macro Fund	$2,500	$3,000
Balter L/S Small Cap Equity Fund	$2,500	$3,000
Balter European L/S Small Cap Fund		$3,000
Balter Event Driven Fund		$3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/6/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/6/17